Exhibit 10.35

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

SUPPLY AGREEMENT

“KB001-A bulk”

This Supply Agreement is entered into, as of the Effective Date, by and between:

KALOBIOS PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 260 East Grand Avenue, South San Francisco, California, U.S.A. 94080 (hereinafter referred to as “KaloBios”)

and

SANOFI PASTEUR, a Société Anonyme existing and organised under the laws of the Republic of France, having its registered head office at 2, avenue Pont Pasteur, 69007, Lyon, France, hereafter referred to as “Sanofi”,

KaloBios and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

1. Whereas, KaloBios has developed engineered antibodies targeting the PcrV protein of Pseudomonas aeruginosa for the prevention and for the treatment of Pseudomonas aeruginosa infections.

2. Whereas, Sanofi is a pharmaceutical company with experience in the development and commercialization of pharmaceutical products.

3. Whereas, pursuant to the License Agreement, KaloBios granted to Sanofi exclusive rights to develop, manufacture and commercialize one or more products binding to and inhibiting the activity of PcrV in order to obtain marketing approval of such products for various indications.

4. Whereas, pursuant to the License Agreement, Sanofi is to manufacture or have manufactured Bulk Substance (as defined herein) and to supply such Bulk Substance to KaloBios for development and commercialization of Licensed Products in the KaloBios Field subject to the terms of the License Agreement and hereof.

5. The Parties wish to supplement the provisions of the License Agreement with regard to the supply of Bulk Substance for use by KaloBios in conducting clinical trials of Licensed Product in the KaloBios Field.

NOW, THEREFORE, in consideration of mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties intending to be legally bound agree as follows:

ARTICLE 1 – SCOPE & INTERPRETATION & DEFINITIONS

1.1.1 The scope of this Supply Agreement is limited to the following:

(a)	Bulk Substance supplied to KaloBios that is of a cGMP grade suitable for use in clinical trials; and

(b)	Bulk Substance of non-cGMP grade (e.g. for pre-clinical toxicological studies).

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1.1.2 The Parties agree that where Bulk Substance is supplied for use in clinical trials, the provisions of the Quality Agreement attached hereto shall apply, and where Bulk Substance of non-cGMP grade is supplied for pre-clinical or other non-clinical use, the provisions of the Quality Agreement attached hereto shall not apply and further that KaloBios shall set out in its Specifications for any such non-cGMP Bulk Substance, its specific requirements for such materials.

1.1.3 The Parties agree that certain materials, other than Bulk Substance, may be transferred by Sanofi to KaloBios or by KaloBios to Sanofi pursuant to the material transfer provisions of the License Agreement.

1.1.4 Furthermore, this Supply Agreement does not include commercial supply. A commercial supply agreement shall be entered into by the parties as soon as practicable after commencement of a Phase 3 Clinical Trial.

1.2 Any terms used herein and not defined shall have the meanings ascribed to them in the License Agreement.

1.3 In the event of any inconsistency between the terms herein and those of the License Agreement, the terms of the License Agreement shall prevail and govern.

1.4 In the event of any inconsistency between the terms herein and those of the Quality Agreement attached hereto as Schedule A, the terms of this Supply Agreement shall prevail and govern except in respect of matters concerning quality systems, in which case, the terms of the Quality Agreement shall prevail and govern.

1.5 For the purposes of this Supply Agreement the following words and phrases shall have the following meanings:

a. “Acceptance” shall have the meaning ascribed to it in Section 4.4.1.

b. “Affiliate” means, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

c. “Bulk Substance” has the meaning ascribed to it in the License Agreement, and for greater certainty as regard this Supply Agreement means KB001-A, Manufactured in accordance with Specifications agreed to by the Parties which has undergone all processing steps except the steps of formulation, filling and packaging.

d. “Business Day” means any day other than a Saturday, Sunday or statutory holiday in France or in California.

e. “Certificate of Analysis” shall mean the certificate signed by a qualified representative relating to the batch of Bulk Substance certifying that the batch of Bulk Substance meets the Specifications.

f. “Contract Manufacturing Organization” or “CMO” means a Third Party retained by Sanofi to Manufacture Bulk Substance.

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g. “Deliver” (including cognates “Delivery” and “Delivered”) means making the Bulk Substance available to KaloBios not cleared for export and not loaded onto any collecting vehicle (Ex-Works Incoterms 2010) at the facilities designated in Article 5 hereof. Risk of loss and title to Bulk Substance passes to KaloBios upon Delivery.

h. “Effective Date” shall mean October 1, 2010.

i. “Facilities” shall mean the facilities selected by the Parties where the Manufacturing will be performed as specified in the Quality Agreement.

j. “Finished Product” shall mean Bulk Substance that has undergone additional manufacturing by or on behalf of KaloBios including but not limited to formulation, , filling and/or packaging.

k. “KB001-A” means PEGylated [***] whose amino acid sequence is set out in the License Agreement.

l. “License Agreement” means the Development, Commercialization Collaboration and License Agreement between the Parties dated January 8, 2010, as amended from time to time.

m. “Manufacturing” shall mean the cGMP manufacturing of the Bulk Substance by or on behalf of Sanofi, which term is exclusive of any formulation, filling and/or packaging. For greater certainty the verb “Manufacture” as used herein with a capitalized “M” shall automatically make reference to the performance of the Manufacturing by or on behalf of Sanofi. The Parties have agreed that Sanofi may sub-contract the Manufacturing of Bulk Substance to a CMO such as [***] or another CMO.

n. “Order Forecast” shall have the meaning ascribed to it in Section 4.1.1

o. “Purchase Order” or “PO” shall have the meaning ascribed to it in Section 4.3.

p. “Quality Agreement” shall mean the Quality Agreement attached hereto as Schedule A, as may be amended and/or restated from time to time, detailing certain quality and technical aspects of the Manufacturing of the Bulk Substance.

q. “Specifications” shall mean the specifications for the Bulk Substance as agreed upon by the Parties from time to time. The initial Specifications for Bulk Substance are attached hereto as Schedule B. The Specifications may be amended from time to time by mutual agreement of the Parties and the most recent version shall automatically succeed the previous version, which latest version shall then be incorporated herein by reference.

r. “Supply Agreement” shall mean this Supply Agreement, including any and all schedules, appendices and other addendum to it as may be added and/or amended from time to time and any document incorporated by reference herein.

ARTICLE 2 – PURPOSE OF THE AGREEMENT

The purpose of this Supply Agreement is to provide the terms and conditions under which Sanofi shall supply to KaloBios and KaloBios shall purchase from Sanofi the Bulk Substance, as ordered by KaloBios from Sanofi pursuant to and in accordance with Article 4. These provisions are intended to supplement and not replace those provisions set out in Article 7 of the License Agreement.

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ARTICLE 3 – COORDINATION

3.1 Each Party shall appoint such employee(s) (“Contacts”) to attend to day-to-day communications between the Parties regarding the subject matter of this Supply Agreement. Either Party may change any of its Contacts at any time and from time to time by giving the other Party written notice.

3.2 The Contacts appointed by each Party will be responsible (as applicable depending on each individual’s role within their company) for (i) monitoring the ordering and Delivery of the Bulk Substance; (ii) receiving and submitting requests for information and/or assistance; (iii) coordinating forecasts and dates for Delivery of Bulk Substance; (iv) confirming the quality of Bulk Substance and receiving information and/or complaints relating to the quality of such Bulk Substances.

3.3 Neither Party’s Contacts is authorized to amend, alter or extend this Supply Agreement in any manner. If any of the Contacts disagree on any issue, and cannot resolve it within a reasonable time, but in no case more than thirty (30) calendar days notice of such disagreement, either Party may avail itself of the dispute resolution procedures in Article 14 of the License Agreement.

3.4 The Parties’ Contacts and their colleagues shall meet as often as practicable to ensure coordination of supply of Bulk Substance hereunder.

3.5 The initial Contacts are:

Activity:	Contact for KaloBios:	Contact for Sanofi:
Coordinating Order Forecasts, quotations, Purchase Orders and Acceptances	[***]	[***]

Quality Matters	See Appendix 2 of Schedule A: Quality Agreement	See Appendix 2 of Schedule A: Quality Agreement

ARTICLE 4 – PROCESS FOR PURCHASES OF BULK SUBSTANCE

4.1.1 ORDER FORECASTS: KaloBios shall provide Sanofi with its forecasts for Bulk Substance on a quarterly basis, on or before the fifth day of each calendar quarter (each an “Order Forecast”). Each Order Forecast shall detail KaloBios’ estimated quarterly requirements to KaloBios’ knowledge and belief at that date for Bulk Substance for the twenty-four (24) calendar months thereafter, stated on a quarter by quarter basis. As of the Effective Date, KaloBios has provided Sanofi with its initial Order Forecast.

4.1.2 Such Order Forecasts shall be non-binding, save insofar as they shall accurately reflect KaloBios’ reasonable estimate of its requirements for Bulk Substance at the date of presentation thereof to Sanofi.

4.1.3 In the case KaloBios becomes aware that its actual requirements will differ from any Order Forecasts delivered to Sanofi, KaloBios will inform Sanofi of these changed requirements with minimum delay as soon as such situation occurs.

4.2.1 QUOTATION: Promptly following receipt of an Order Forecast from KaloBios, Sanofi shall provide an estimate of Manufacturing costs and timeline for Delivery of Bulk Substance as set out in such Order Forecast, in the form, for example, of a quotation. The Parties may discuss such quotation and make such revisions thereof (i.e. the quotation process may be iterative) until the Parties are satisfied that all material aspects have been covered in sufficient detail to enable KaloBios to issue a Purchase Order in accordance with Section 4.3 hereof.

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4.2.2 Any quotation issued by Sanofi under this Section 4.2 shall be non-binding, save insofar as it shall accurately reflect Sanofi’s reasonable efforts to estimate such costs and timeline for Delivery when such quotation is provided to KaloBios.

4.2.3 In the case that Sanofi anticipates that it may not be able to fulfill KaloBios’ forecasted supply requirements, Sanofi shall notify KaloBios as soon as possible to discuss an alternative supply source or other solution, including, but not limited to, the mechanism set forth in Section 7.2(b) of the License Agreement.

4.3 PURCHASE ORDER: KaloBios shall place with Sanofi a Purchase Order in writing from time-to-time for each order of Bulk Substance, which shall conform to the forecasting and ordering processes agreed to by the Parties in Sections 4.1 and 4.2 above (a “Purchase Order”). KaloBios agrees that it shall provide such Purchase Orders to Sanofi a minimum of six (6) months before the date upon which KaloBios wishes to receive Delivery of the Bulk Substance. Notwithstanding the foregoing, the Parties agree that KaloBios may place its first Purchase Order less than six (6) months before the requested date of Delivery. All Purchase Orders shall be subject to the terms and conditions of this Supply Agreement, which are incorporated by reference therein.

4.4.1 ACCEPTANCE: Within [***] of receipt of the Purchase Order, Sanofi will confirm to KaloBios the cost and date of Delivery of such Bulk Substance in writing. An order that is so accepted by Sanofi shall constitute an “Acceptance”, which shall be binding and not subject to any variation unless expressly agreed in writing by both Parties. Sanofi may extend the period of time for accepting any Purchase Order if it has not been able to secure a firm date of delivery from its CMO, but must advise KaloBios of the reason for the delay within such [***] period.

4.4.2 If Sanofi cannot accept a Purchase Order issued by KaloBios pursuant to Section 4.3, Sanofi shall as soon as possible following receipt of such Purchase Order provide written notice to KaloBios that no Acceptance will be issued in respect of such Purchase Order (e.g. if Sanofi cannot confirm a date for Manufacture of Bulk Substance with its CMO as per the requested date of Delivery from KaloBios). In such event, the Parties shall discuss an alternative supply source or other solution, including, but not limited to, the mechanism set forth in Section 7.2(b) of the License Agreement.

4.5.1 In the event Sanofi cannot fulfil an order for Bulk Substance that it has accepted pursuant to Section 4.4.1 for reasons other than an Event of Force Majeure (e.g. if only a partial order is available), Sanofi shall immediately notify KaloBios of the occurrence of such event in order to discuss such situation with KaloBios and find a solution including, without limitation, canceling or amending the relevant Purchase Order or reverting to the mechanism set forth in Section 7.2(b) of the License Agreement.

4.5.2 In the event that KaloBios must cancel any Purchase Order, any Acceptance issued in respect thereof shall likewise be rendered void and should KaloBios amend a Purchase Order, a new Acceptance will be required in order for such amended Purchase Order to be binding on Sanofi.

ARTICLE 5 – PRE-DELIVERY BATCH RELEASE & DELIVERY

5.1 For orders of cGMP Bulk Substance, the Parties shall follow the pre-Delivery batch release process set out in Section 5.2 below and the Quality Agreement. For orders of non-cGMP Bulk Substance, the Parties agree that full batch release procedures such as would be applicable to cGMP materials are not required.

5.2.1 Sanofi and KaloBios agree that the following Delivery terms shall apply when Bulk Substance is supplied by Sanofi through a CMO. KaloBios acknowledges that as of the Effective Date, it had consented

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to Sanofi’s use of [***] as its CMO, and that Bulk Substance would be Manufactured through [***]. Should Sanofi which to appoint an alternate CMO, it shall give KaloBios not less than one hundred and eighty (180) days’ notice of the date of its intended change.

5.2.2 Sanofi shall use reasonable commercial efforts to cause its CMO to provide to KaloBios a Certificate of Analysis for Bulk Substance at least sixty (60) calendar days prior to the scheduled date of Delivery specified in the applicable Acceptance or such other date agreed to by the Parties. Upon receipt of such Certificate of Analysis for Bulk Substance, KaloBios shall have sixty (60) calendar days to accept or reject the relevant lot of Bulk Substance. In the event that KaloBios does not provide Sanofi with written notice of its intention to reject such Delivery of Bulk Substance within such sixty (60) day period, such Bulk Substance shall be deemed to have been accepted by KaloBios and Sanofi shall be entitled to notify its CMO that the Bulk Substance may be Delivered.

5.2.3 In the event that KaloBios desires to receive Bulk Substance in the absence of a Certificate of Analysis, KaloBios will submit to Sanofi a request for Delivery of Bulk Substance under quarantine. Sanofi shall use reasonable commercial efforts to cause its CMO to Deliver Bulk Substance in quarantine prior to delivery of the Certificate of Analysis. Upon confirmation from Sanofi that such request can be met, KaloBios shall provide a written acknowledgement that the Bulk Substance will be Delivered without the transmittal to KaloBios of a Certificate of Analysis, that accordingly the Bulk Substance cannot be administered to humans until transmittal of the Certificate of Analysis, and that KaloBios nevertheless accepts full risk of loss, title and ownership of the Bulk Substance. The Delivery of the Bulk Substance shall be accompanied by such documentation as the Parties may have agreed and set out in the applicable Purchase Order/Acceptance.

5.3.1 Bulk Substance shall be Delivered to KaloBios at the CMO’s facilities (that is, unless Sanofi provides KaloBios with written notice to the contrary, at [***]. Post-Delivery transportation of Bulk Substance shall be made at the sole risk and expense of KaloBios.

5.3.2 KaloBios agrees that Bulk Substance will be packaged and labelled for Delivery in accordance with Sanofi’s CMO’s standard operating procedures, unless alternative instructions are provided in the applicable Purchase Order and confirmed in the applicable Acceptance. It shall be the responsibility of KaloBios to set out in its Purchase Order any special packaging and labeling requirements for Bulk Substance so that Sanofi may notify CMO of such requirements in advance. The cost of any such special packaging shall be borne by KaloBios.

5.3.3 KaloBios shall have [***] from the Delivery to assess whether the Delivered Bulk Substance has met the Specifications and to notify Sanofi in writing if KaloBios believes that the Delivered Bulk Substance has not met the applicable Specifications. In the absence of such written notice, Bulk Substance shall be deemed to have been accepted by KaloBios as meeting Specifications.

5.3.4 In the event that KaloBios notifies Sanofi that it believes Bulk Substance as Delivered has not met the applicable Specifications, the Parties shall meet (by phone, in person, or otherwise) as soon as practicable to discuss the matter, and where agreed by the Parties, return such Bulk Substance to Sanofi’s CMO. Sanofi shall use commercially reasonable efforts to cause its CMO to replace defective Bulk Substance as soon as practicable. Sanofi shall have no liability for Bulk Substance that fails to meet Specifications as a result of the acts or omissions of KaloBios or any Third Party acting on KaloBios’ behalf (e.g. any transportation carrier arranged by KaloBios).

5.3.5 Where a dispute arises as to whether Bulk Substance has met the Specifications, such dispute shall be referred for decision to an independent expert (acting as an expert and not as an arbitrator; such independent expert to be mutually agreed upon by both Parties).

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(a) If such independent expert determines that the Bulk Substance met the Specifications prior to and upon Delivery to KaloBios, then the cost of such Bulk Substance shall be paid in full by KaloBios.

(b) If such independent expert determines that the Bulk Substance did not meet the Specifications prior to and upon Delivery to KaloBios, then the cost of such Bulk Substance shall be paid in full by Sanofi and Sanofi shall seek reimbursement for such defective Bulk Substance from its CMO. Furthermore, Sanofi shall use commercially reasonable efforts to replace or cause its CMO to replace such Bulk Substance.

(c) The cost of any independent expert, including costs of any associated storage or Third Party testing, shall be borne by the Party whose initial analysis was incorrect.

(d) Furthermore, the costs of returning Bulk Substance to Sanofi’s CMO or destroying such Bulk Substance shall be borne by the Party whose initial analysis was incorrect.

5.3.6 The provisions of Section 5.3.5 shall be the sole remedy available to KaloBios in respect of Bulk Substance that fails to meet Specifications.

5.3.7 Until any dispute under Section 5.3.5 is finally resolved, any Bulk Substance Delivered to KaloBios shall be stored by KaloBios under such conditions as are necessary to preserve the condition of such Bulk Substance so that an analysis of its condition when Delivered can be made.

5.3.8 KaloBios shall not under any circumstances return any Bulk Substance to Sanofi or its CMO or destroy any Bulk Substance Delivered to KaloBios without having received the written acceptance of Sanofi to either return or proceed with such destruction.

5.4 In the event that Sanofi elects to supply Bulk Substance through one of its or its Affiliates’ sites rather than a CMO, the Parties agree to amend this Supply Agreement accordingly.

ARTICLE 6 – REGULATORY

6.1 The provisions of Section 5.3 of the License Agreement regarding sharing of data and rights of reference are incorporated herein. In addition to such provisions, Sanofi shall inform KaloBios of any change in the production process of the Bulk Substance for any lot that impacts any clinical trial application held by KaloBios. Notwithstanding the foregoing each Party shall immediately inform the other Party of any fact or event which may affect the other Party’s ability to use Bulk Substance and/or Finished Product in the Territory. For greater certainty, with regard to cGMP Bulk Substance, Sanofi shall use commercially reasonable efforts to notify KaloBios of any change to the Manufacturing process which Sanofi believes may have regulatory impact, prior to implementation of such change.

ARTICLE 7 – USE CONDITIONS OF THE BULK SUBSTANCE AND THE FINISHED PRODUCT

7.1 Except as expressly permitted herein and in accordance with the License Agreement and this Supply Agreement, KaloBios shall not permit the Bulk Substance and/or Finished Product to be sold, re-sold or otherwise used.

7.2 Bulk Substance will be used exclusively to make Finished Product for use by KaloBios in the Development and Commercialization of Licensed Products in accordance with the License Agreement.

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ARTICLE 8 – PRICES AND PAYMENT

8.1 The price for the Bulk Substance is: [***] for clinical trial supplies (as per Section 7.2 of the License Agreement). If manufactured at a CMO, the cost of clinical supply shall be [***] based on Sanofi’s cost of goods, which price shall be negotiated in the event that Sanofi elects to supply Bulk Substance other than through a CMO.

8.2 After each Delivery of Bulk Substance under this Supply Agreement and according to each Acceptance, Sanofi shall issue its invoice to KaloBios, in US Dollars using the Foreign Exchange calculation provided in Section 8.8 of the License Agreement. The invoice shall be addressed to the Accounting Department of KaloBios. For the sake of clarity, each invoice shall indicate for the quantity of Bulk Substance Delivered.

8.3 The Parties agree that the payment of such invoices shall be made in US Dollars by KaloBios not later than [***] following the date of invoice, by wire transfer and in the currency of invoice.

ARTICLE 9 – RECALLS AND OTHER SIMILAR ACTIONS

9.1 The provisions of Sections 5.5 and 5.6 of the License Agreement regarding recalls or other similar actions and coordination of manufacturing changes are incorporated herein by reference. In addition to such provisions, during the term of this Supply Agreement, Sanofi shall ensure that KaloBios shall be able to trace all Bulk Substance used to manufacture Finished Product.

9.2 If, at any time, a Regulatory Authority requires KaloBios to recall or take a similar action with respect to the Bulk Substance and/or Finished Product manufactured from Bulk Substance for whatever reason, KaloBios shall immediately notify Sanofi and shall share with Sanofi all the decisions made by KaloBios relating to this recall or similar action.

9.3 If, at any time, any Regulatory Authority requires Sanofi to proceed with a recall of the Bulk Substance or take a similar action with respect thereto, Sanofi shall immediately notify KaloBios in accordance with applicable law after Sanofi becoming aware of such requirement, and review with KaloBios the proposed manner in which the recall or similar action is to be carried out.

9.4 Without prejudice to the foregoing, KaloBios acknowledges that at any time, Sanofi shall be entitled to withdraw the Bulk Substance for safety reasons, in which case Sanofi shall immediately notify KaloBios of such safety reasons, in accordance with applicable law after Sanofi becoming aware of such reasons, and KaloBios shall in its turn withdraw from public use any Finished Product manufactured from withdrawn Bulk Substance.

ARTICLE 10 – TERM AND TERMINATION

10.1 This Supply Agreement shall take full force and effect as the Effective Date and shall remain in effect for so long as the License Agreement shall remain in effect unless earlier terminated by the Parties.

10.2 This Supply Agreement may be terminated by either Party (a) in accordance with the mechanisms set out in Article 13 of the License Agreement, or (b) by mutual consent. For avoidance of doubt, KaloBios may terminate this Agreement in the event that Sanofi (or its designated CMO) does not provide Bulk Substance in a timely manner, evidenced by a delay of more than six (6) months from a Delivery date under an Acceptance for reasons other than Force Majeure or due solely to KaloBios’ acts or omissions, in which case, KaloBios shall have the right to manufacture or have manufactured Bulk Substance in accordance with Section 7.2(b) of the License Agreement.

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ARTICLE 11 – INTERPRETATION OF THIS SUPPLY AGREEMENT

11.1 This Supply Agreement, including its recitals, which form a part hereof, embodies the entire understanding of the Parties relating to the subject matter hereof and cancels and supersedes all prior understandings and agreements whether express or implied, written or oral, except as set out in the License Agreement.

11.2 No provision on any KaloBios’s Purchase Order form or on Sanofi’s Acceptance or general terms and conditions of sale or invoice, which may purport to impose different terms and conditions upon KaloBios or Sanofi, shall modify the terms and conditions set forth herein.

11.3 Should any provision of this Supply Agreement be considered as void with regard to the applicable Laws, the Parties will meet and replace in good faith the said provision with respect to the spirit of the License Agreement, this Supply Agreement and their common understanding. It is clearly understood that the other provisions of this Supply Agreement will remain in full force and shall bind the Parties.

ARTICLE 12 – INCORPORATION OF VARIOUS TERMS OF LICENSE AGREEMENT

In addition to specific provisions of License Agreement that have already been stated elsewhere in this Supply Agreement to be incorporate by reference, the following additional provisions of the License Agreement are hereby also incorporated by reference:

(a)	Section 4.7 – Compliance

(b)	Article 10 – Representations & Warranties

(c)	Article 11 – Indemnification

(d)	Article 12 – Confidentiality

(e)	Article 14 – Dispute Resolution

(f)	Section 15.2 – Force Majeure

(g)	Section 15.3 Notices

(h)	Section 15.4 No Strict Construction; Headings; Interpretation

(i)	Section 15.5 – Assignment

(j)	Section 15.6 – Performance by Affiliates

(k)	Section 15.7 – Further Actions

(l)	Section 15.8 – Severability

(m)	Section 15.9 – No Waiver

(n)	Section 15.10 – Independent Contractors

(o)	Section 15.11 – English Language; Governing Law

(p)	Section 15.12 – Compliance

ARTICLE 13 – COUNTERPARTS

This Supply Agreement may be executed in one (1) or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In Witness Whereof, the Parties have executed this Supply Agreement as of the Effective Date by their duly authorized officers.

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Sanofi Pasteur S.A.		KaloBios Pharmaceuticals, Inc.

By: [***]		By: [***]

Name: [***]		Name: [***]

Title: [***]		Title: [***]

Date:	15 September 2011	Date:	July 22, 2011

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Schedule A

Quality Agreement

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Schedule A

to

SUPPLY AGREEMENT

“KB001-A bulk”

QUALITY AGREEMENT

1.	Definitions	3

2.	Subject of this Quality Agreement	4

3.	Administrative Information	4

4.	Responsibilities	5

5.	Supply and Manufacture	5
	5.1 cGMP Guidelines	5
	5.2 Premises	5
	5.3 Subcontractors	5
	5.4 Production Process	6
	5.5 Raw Materials	6
	5.6 Batch Numbering	6
	5.7 Date of Manufacture and Expiry Date	6
	5.8 Reworking and Reprocessing	6
	5.9 Manufacturing and Equipment Data	7

6.	Quality Assurance	7
	6.1 Sampling/Samples	7
	6.2 Testing	7
	6.2.1 Specifications	7
	6.2.2 Product Testing	7
	6.3 Release Procedures	7
	6.4 Documentation	8
	6.4.1 Batch Documentation	8
	6.4.2 Documentation Retention	8
	6.5 Retention Samples	8
	6.6 Stability	9
	6.7 Regulatory Inspections or Inquiries	9
	6.8 Regulatory Support	9
	6.9 Product complaints	9
	6.10 Recalls or Similar Actions	10
	6.11 Audits	10
	6.11.1 Auditing of Contractor	10
	6.11.2 Auditing of Sanofi	10

7.	Deviations and Investigations	10

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	7.1 Deviations	10
	7.2 Investigations	11

8.	Change Management	11
	8.1 Change Control	11
	8.2 Change with Regulatory Impact	11

9.	Storage and Distribution	12
	9.1 Storage of the Bulk Substance	12
	9.2 Shipment of Bulk Substance	12

10.	Duration	12

11.	Conflict Resolution	12

12.	Approval by Authorized Persons for each Party	13

Appendix 1: Site Addresses		14

Appendix 2: Contact Persons		15

Appendix 3: [***] QTA		16

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This Quality Agreement is a schedule to the SUPPLY AGREEMENT for KB001-A bulk entered into by and between KALOBIOS PHARMACEUTICALS, INC. (“KaloBios”) and SANOFI PASTEUR S.A. (“Sanofi”)

KaloBios and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Whereas:

1.	KaloBios has developed engineered antibodies targeting the PcrV protein of Pseudomonas aeruginosa for the prevention and for the treatment of Pseudomonas aeruginosa infections.

2.	Sanofi is a pharmaceutical company with experience in the development and commercialization of pharmaceutical products.

3.	Pursuant to the Development, Commercialization Collaboration and License Agreement between KaloBios and Sanofi dated January 8, 2010 (the “License Agreement)”, KaloBios granted to Sanofi exclusive rights to develop, manufacture and commercialize one or more products binding to and inhibiting the activity of PcrV in order to obtain marketing approval of such products for various indications.

4.	Pursuant to the License Agreement, Sanofi is to manufacture or have manufactured Bulk Substance (as defined herein) and to supply such Bulk Substance to KaloBios for development and commercialization.

5.	The Parties wish to supplement the provisions of the License Agreement with regard to the supply of Bulk Substance for use by KaloBios in conducting clinical trials of Licensed Product in the KaloBios Field by setting out their respective responsibilities with regard to the quality operations applicable to Bulk Substance (and intermediates thereof), and Final Product as set out herein.

NOW, THEREFORE, the Parties agree as follows:

1. Definitions

1.1 For the purposes of this Quality Agreement the following words and phrases shall have the following meanings:

(a) “Bulk Substance” has the meaning ascribed to it in the License Agreement, and for greater certainty as regard this Quality Agreement means KB001-A, manufactured in accordance with Specifications agreed to by the Parties which has undergone all processing steps except the steps of formulation, filling and packaging.

(b) “Certificate of Analysis” - shall mean an authenticated document issued by the responsible Party that assures the product meets all of the applicable Specifications and that the batch has been Manufactured under conditions complying with all relevant cGMP.

(c) “cGMP” - shall mean the then-current good manufacturing practices required by the United States Food and Drug Administration (“FDA”), as set forth in the Food, Drug, and Cosmetic Act (“FD&C Act”) and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable laws or regulations applicable to the manufacture and testing of pharmaceutical materials in jurisdictions in the Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

(d) “Facilities” - shall mean those listed in Appendix 1.

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(e) “Finished Product” shall mean Bulk Substance that has undergone additional manufacturing by or on behalf of KaloBios including but not limited to formulation, filling and/or packaging.

(f) “Manufacture”, “Manufacturing”, “Manufactured” - shall mean all operations undertaken by or on behalf of Sanofi applicable to Bulk Substance including all processing steps except the steps of formulation, filling and packaging.

(g) “Regulatory Authority” - shall mean any applicable government regulatory authority involved in granting approvals related to Bulk Substance including, but not limited to, the European Medicines Agency and FDA.

(h) “Specifications” - shall mean the specifications for the Bulk Substance as agreed upon by the Parties from time to time, and as set out in or attached by reference to any Firm Order placed under the Supply Agreement

1.2 Any terms used herein and not defined shall have the meanings ascribed to them in the License Agreement or Supply Agreement, as applicable. In the event of any inconsistency between the terms herein and those of the License Agreement, the terms of the License Agreement shall prevail and govern. In the event of any inconsistency between the terms herein and those of the Supply Agreement, the terms of the Supply Agreement shall prevail except in respect of matters relating solely to quality systems and operations, in which case, the terms of this Quality Agreement shall prevail.

1.3 Additional definitions are set out in Appendix 6.

2. Subject of this Quality Agreement

2.1 The scope of this Quality Agreement is limited to Bulk Substance supplied to KaloBios Manufactured by [***] that is of a cGMP grade suitable for use in clinical trials to be conducted by KaloBios pursuant to the License Agreement. This Quality Agreement does not include commercial supply.

2.2 This Quality Agreement is comprised of the terms and conditions below and the applicable provisions of the following Appendices:

Appendix 1	Sites of manufacture
Appendix 2	Contact persons
Appendix 3	[***] QTA
Appendix 4	Additional Definitions & Documents Incorporated by reference

2.3 Sanofi has subcontracted certain Manufacturing of Bulk Substance to [***] (“[***]”). A copy of the Quality Agreement entered into between Sanofi and [***] is attached hereto as Appendix 3 (the “[***] QTA”).

2.4 Sanofi may engage its Affiliates, including but not limited to [***], to perform manufacturing obligations herein.

3. Administrative Information

Appendix 1 and Appendix 2 include specific administrative information regarding the sites of Manufacture and the personnel from each of the Parties who are responsible for the Manufacturing.

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4. Responsibilities

The overall responsibilities of each Party with regard to Bulk Substance are defined in the provisions of this Quality Agreement, including, where applicable, where any such responsibilities have been subcontracted by a Party (i.e. Appendix 3: [***] QTA).

5. Supply and Manufacture

5.1	cGMP Guidelines

All systems used to Manufacture and supply Bulk Substance must be in compliance with the principles detailed in Section 1 of the [***] QTA. All systems used for manufacturing/testing oversight, batch release and certification at Sanofi must be in compliance with cGMPs.

In addition to what is specified in Section 1 of the [***] QTA, KaloBios and Sanofi agree to jointly discuss any region-specific Chemistry, Manufacturing and Controls (“CMC”) requirements and their implementation in batches intended for KaloBios’ use, provided such requirements are communicated to Sanofi [***] prior to commencement of Manufacturing, or such longer time as may be required by Sanofi’s subcontractor.

5.2	Premises

The premises and equipment used by Sanofi or its subcontractor to Manufacture Bulk Substance must be in compliance with cGMP and any other local, health, safety and regulatory requirements that apply to the manufacture of products for use in human clinical trials.

KaloBios acknowledges that prior to the Effective Date, it consented to the subcontracting by Sanofi to [***] of the Manufacturing Bulk Substance.

Sanofi or its subcontractor shall ensure that all facility and equipment records designated as cGMP shall be retained in compliance with cGMP (refer to Section 3 of the [***] QTA).

Following execution of this Quality Agreement, changes to the facilities in which Bulk Substance is Manufactured (as listed in Appendix 1), shall follow the Change Control requirements in this Quality Agreement.

5.3	Subcontractors

Written consent from KaloBios is not required for Sanofi to subcontract work pertaining to the manufacture and testing of raw materials, culture media, and/ or excipients.

Where Sanofi subcontracts work, Sanofi is responsible for ensuring that any such subcontractors abide by the relevant requirements and fulfill the relevant obligations of this Quality Agreement. In particular, organization and key personnel requirements must be in compliance with Section 3 of the [***] QTA.

Following execution of this Quality Agreement, changes to the facilities in which Bulk Substance is manufactured (as listed in Appendix 1), shall follow the Change Control requirements in this Quality Agreement.

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5.4	Production Process

Sanofi shall ensure that all production processes performed by Sanofi or its subcontractor shall be controlled and performed under cGMP conditions and that the facilities shall be regularly monitored by Sanofi and/or its subcontractor to demonstrate compliance with cGMP guidelines.

Section 4 of the [***] QTA defines the requirements and responsibilities for defining the Manufacturing process for Bulk Substance, including finalization of Process Descriptions and Master Batch Records, the in-process and testing control program, and provisions for process validation plans, analytical validation and stability studies. Sanofi or its subcontractor shall provide KaloBios with process descriptions for review and approval prior to the start of Manufacturing of the Bulk Substance.

5.5	Raw Materials

Sanofi shall ensure that only raw materials of grades acceptable for the manufacture of human clinical trial materials are used by it or its subcontractor for the manufacture of Bulk Substance. The provisions for sourcing, release, and sample retention of raw materials are defined in Section 3 of the [***] QTA. Included are requirements for Bulk Substance packaging and labelling components and raw materials of Biological Origin (refer to Annex 3 of the [***] QTA).

Sanofi will ensure that any raw materials of animal origin used during the Manufacturing of the Bulk Substance will comply with current regulations for Regulatory Approval and that all relevant certificates pertaining to such raw materials will be provided to KaloBios at time of batch release.

5.6	Batch Numbering

Sanofi or its subcontractor shall assign to each batch of Bulk Substance a unique batch number according to their current approved batch numbering and naming conventions. This number shall appear on all documents relating to the particular batch of Bulk Substance and the format of this number will be provided to KaloBios on request.

For Bulk Substance Manufactured by Sanofi’s subcontractor, Sanofi may need to assign its own unique batch number for the purpose of Bulk Substance batch release; in which case the original subcontractor batch number shall be retained in Sanofi’s batch release documentation and electronic inventory management system for ease of traceability. Batch numbers from each of Sanofi and its subcontractor will be provided to KaloBios.

5.7	Date of Manufacture and Expiry Date

Sanofi or its subcontractor shall assign to each batch of Bulk Substance the date of final filtration and dispensing of Bulk Substance as the date of Manufacture.

Sanofi or its subcontractor shall assign the expiry date for Bulk Substance based on available stability data and the date of Manufacture.

5.8	Reworking and Reprocessing

Sanofi and its subcontractor will not rework Bulk Substance.

Reprocessing of Bulk Substance will only be permitted based on the criteria defined in Section 4 of the [***] QTA.

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Sanofi shall notify KaloBios of any intended reprocessing, or of emergency reprocessing already performed, when they have been notified by its contract manufacturer of such reprocess (See the [***] QTA Section 4). KaloBios shall have the right to review any documentation associated with such reprocessing and shall agree on the appropriate testing required prior to the release of the Bulk Substance.

If required, KaloBios shall support Sanofi in assessing the impact of any reprocessing on such batches of Bulk Substance or its intermediates by providing technical and quality expertise.

5.9	Manufacturing and Equipment Data

Sanofi or its subcontractor shall be responsible for keeping their records in accordance with cGMP as defined in Section 3 of the [***] QTA.

Sanofi is responsible for auditing these records periodically to ensure compliance with cGMP requirements.

6. Quality Assurance

6.1	Sampling/Samples

As defined in Section 5 of [***] QTA, Sanofi or its subcontractor shall ensure that representative samples of the Bulk Substance are sampled and handled in accordance with cGMP guidelines for use as retained samples, analytical samples and stability testing samples.

6.2	Testing

6.2.1	Specifications

The Specifications for Bulk Substance shall be set jointly by Sanofi and KaloBios, with input, where appropriate, from Sanofi’s subcontractor per Section 4 of the [***] QTA, which

Specifications shall be set prior to the start of Bulk Substance Manufacturing for KaloBios.

6.2.2	Product Testing

As defined in Sections 5 and 6 of the [***] QTA, Sanofi or its subcontractor shall test Bulk Substance and other materials, including raw materials, in-process materials, intermediates, and stability samples in accordance with the current approved Specifications, using analytical methods that have been qualified and/or validated, as appropriate for products for use in human clinical trials.

Sanofi and KaloBios will jointly agree to analytical method development and method qualification /validation strategy.

Sanofi will perform periodic quality audits of product testing data. Release data will be reviewed to assess cGMP and method compliance as a part of the batch release review. Sanofi will ensure that an appropriate reference standard is used for all testing and complies with the principles defined under Section 5 of the [***] QTA.

6.3	Release Procedures

Sanofi shall be responsible for supplying Bulk Substance Manufactured by Sanofi or its subcontractor to KaloBios and for certifying that the Bulk Substance has been Manufactured, tested

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and released to KaloBios for further processing, in accordance with cGMP. Release and certification of each Bulk Substance batch will be performed by Sanofi’s authorized representative, qualified and responsible for quality assurance (this includes batch certification and release by Sanofi’s Qualified Person in the case of product destined for human trials in the EU).

As part of the release of Bulk Substance to KaloBios, Sanofi shall provide KaloBios with the copies of the following documentation for each batch of Bulk Substance:

Certificates of Compliance and Disposition from Sanofi and its subcontractor

Certificate of Analysis issued by Sanofi or its subcontractor showing compliance against the Specifications.

Summary of all significant deviations, non-conformances, or out-of-specification results associated with the Bulk Substance batch.

Environmental and Water Monitoring Summaries.

Copy of any investigations performed by Sanofi or its subcontractor that may impact the product.

Copy of subcontractor’s final release documents (refer to Section 6 of [***] QTA) if not already described above.

6.4	Documentation

6.4.1	Batch Documentation

Sanofi shall ensure that KaloBios is provided with copies of all of the batch release documentation (as defined in Section 6.3) for Bulk Substance Manufactured by Sanofi or its subcontractor at the time of delivery to KaloBios of the Bulk Substance, except when KaloBios has agreed to have Bulk Substance shipped to it under quarantine; in which case Sanofi shall provide all outstanding documentation to KaloBios as soon as it is available.

6.4.2	Documentation Retention

Sanofi or its subcontractor shall ensure that all documentation/records associated with the manufacture of Bulk Substance are retained for a minimum of 10 years after the Manufacture of the Bulk Substance.

Per the provisions of Section 6 of the [***] QTA, KaloBios will be notified of any intention to destroy any such documentation and shall be afforded the option of having the documentation sent to it at KaloBios’ cost.

6.5	Retention Samples

Per Section 5 of the [***] QTA, Sanofi or its subcontractor shall retain sufficient volume of Bulk Substance for at least two (2) full analytical control tests for each Bulk Substance batch.

Sanofi or its subcontractor shall ensure all retention samples are stored in secure conditions consistent with the specified Bulk Substance storage conditions and the samples shall be retained for the minimum period according to cGMP, or as per request from KaloBios if a longer retention period is required. Costs of storage beyond that required by cGMP shall be borne by KaloBios.

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6.6	Stability

Sanofi shall ensure a stability testing program, in compliance with cGMP and ICH requirements, is maintained for intermediate and Bulk Substance as per Section 5 of the [***] QTA, including without limitation design of stability program, review and approval of stability protocols and reports, sampling protocols and execution of stability protocols.

Sanofi or its subcontractor shall inform KaloBios of any confirmed stability failure of Bulk Substance, upon any out-of-specification or out-of-trend result with respect to all lots of Bulk Substance, within 48 hours of such failure or as soon as Sanofi has been advised .by its subcontractor.

Sanofi will ensure (through its subcontractor), that sufficient stability data is generated for the intermediate and the Bulk Substance to support compliance to cGMP and ICH requirements.

Sanofi will provide periodic updates as requested by KaloBios (including stability tables, trend reports, etc.) to KaloBios to support annual report requirements. KaloBios agrees to provide sixty (60) days notice of any additional stability data requests.

Sanofi will be responsible for establishing an expiration date for the Bulk Substance.

6.7	Regulatory Inspections or Inquiries

Sanofi shall notify KaloBios, within a reasonable period of time, of any upcoming Regulatory Inspections to be conducted at the Facilities relating to the Bulk Substance or related process. Such notice will include any available specific details of the inspections including, but not limited to:

•	The identity of the health authority that will perform the inspection

•	The purpose of the inspection

•	The date of the inspection

•	The need for KaloBios to provide technical expertise

Sanofi shall ensure that KaloBios is informed within three business days of any inspection outcomes, inspection findings, or other communications or requests from Regulatory Authorities relating to, or potentially relating to, Bulk Substance

KaloBios shall provide Sanofi or its subcontractor assistance when requested during Regulatory Inspections relating to Bulk Substance or related process and agree on proposed inspection responses relating to the Bulk Substance.

6.8	Regulatory Support

Regulatory support and exchanges shall be conducted in accordance with Section 5.3 of the License which is set out in Appendix 4 attached hereto.

In the event that Sanofi does not have a filing in a particular country where KaloBios is seeking regulatory approval, Sanofi shall either submit directly that portion of the submission that KaloBios may reasonably require, or otherwise facilitate the transfer of such information to KaloBios for inclusion within its filing.

6.9	Product complaints

KaloBios and Sanofi shall be responsible for coordinating the investigations of any product complaints concerning their respective final drug products manufactured from the Bulk Substance

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supplied by Sanofi or its subcontractor (i.e. in the case of KaloBios, the Finished Product). Each Party shall notify each other promptly in accordance with applicable law of any complaint that may be due to the Manufacture and/ or quality of any component or testing of the Bulk Substance.

Sanofi shall coordinate the investigation into Manufacturing and testing of the Bulk Substance at Sanofi or its subcontractor (refer to Section 6 of the [***] QTA) to support investigations into any complaints for either Party’s final drug product and Sanofi shall provide KaloBios a full report in accordance with applicable law after receipt of any final drug product complaint related to the Finished Product. In the event that KaloBios does not agree with Sanofi’s determinations, as set forth in the report, the parties shall discuss any such disagreements. For any complaints associated with Bulk Substance, Sanofi and KaloBios will be responsible for all notifications to their respective Regulatory Authorities, as applicable. In the event that both Sanofi and KaloBios have an obligation to the same Regulatory Authority, Sanofi shall provide primary reporting

6.10	Recalls or Similar Actions

In the event that either Sanofi or KaloBios identifies any potential quality issue with the Bulk Substance after the release of either Party’s final drug product, such Party shall notify the other Party promptly in accordance with applicable law after such identification. Both Parties shall cooperate in a collaborative investigation into the need for a product recall or other action.

Sanofi shall coordinate any required investigation at the site of Bulk Substance Manufacture and coordinate the collection of all required documentation, affidavits and expert advice associated with the investigation. KaloBios shall have the right to determine the need for a product recall in respect of its Finished Product. KaloBios shall have no such right in respect of Sanofi’s final drug product.

6.11	Audits

6.11.1	Auditing of Contractor

Sanofi shall perform cGMP compliance audits of its contractor as per Section 8 of the [***] QTA. This shall include routine compliance audits and “for cause” audits to address Bulk Substance quality issues. Sanofi will inform KaloBios within 48 hours of any open observations resulting from a vendor audit that may have potential impact to batch release.

6.11.2	Auditing of Sanofi

Sanofi shall allow KaloBios to perform one (1) routine cGMP compliance audit every two (2) years.

KaloBios retains the right to conduct “for-cause” audits of Sanofi or its subcontractor at any time (subject subcontractor’s consent) and from time to time to support an ongoing quality investigation of Bulk Substance and the Finished Product and or to support ongoing batch record review. Sanofi agrees to support KaloBios with such efforts and if required, facilitate an on-site visit at [***] to address any observations from KaloBios.

7. Deviations and Investigations

7.1	Deviations

Sanofi or its subcontractor shall notify KaloBios of any quality related deviations for the Bulk Substance, as per Section 6 of the [***] QTA, including deviations that may impact Bulk Substance batches previously delivered to KaloBios. KaloBios shall provide technical expertise, as may be

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requested by Sanofi or its subcontractor, to fully evaluate the extent of impact as a result of the deviation, as well as identification of root cause and recommended corrective actions.

7.2	Investigations

Sanofi or its subcontractor shall investigate any non-conforming test result or out-of-specification result for Bulk Substance, including, without limitation, any tests included in the Specifications, as well as in-process or stability tests, and shall notify KaloBios of such investigation.

All investigations shall include evaluation of Bulk Substance impact, root cause assessment and result in corrective or preventative actions, as required. All investigations are to be reviewed and approved by Sanofi’s or its subcontractors Quality unit.

KaloBios shall be provided a copy of the draft investigation report promptly after the conclusion of the investigation, by Sanofi or its subcontractor to allow KaloBios to provide technical expertise and input, as may be required. Sanofi or its subcontractor shall also provide KaloBios with a copy of the final approved report.

The specific requirements and responsibilities regarding incident investigations for the Product are set forth in Section 6 of the [***] QTA.

8. Change Management

8.1	Change Control

Per Section 6 of the [***] QTA, Sanofi or its subcontractor shall evaluate all proposed changes that may have the potential impact to Bulk Substance or [Process] specific attributes in accordance with cGMP requirements, using their respective approved change management systems.

Sanofi or its subcontractor shall inform KaloBios of any changes with potential impact to the Bulk Substance or Manufacturing-specific attributes prior to implementation with respect to Manufacture of Bulk Substance. That is, Sanofi must notify KaloBios at least six (6) months prior to implementation of any significant change to the Manufacture and/or testing of Bulk Substance. KaloBios agrees to review such change and provide both technical and regulatory feed back. Such changes must be approved by KaloBios prior to implementation by Sanofi or its subcontractor. The following are considered as significant changes:

•	Change of supplier of raw materials

•	Change of quality in raw materials

•	Change of Bulk Substance Manufacturing

•	Change of equipment and/or premises

•	Change of subcontractor

•	Change of product control techniques Change of product release specifications

•	Change of presentation and/or content information of Certificate of Analysis

8.2	Change with Regulatory Impact

In addition to the provisions above, in the case of any change by Sanofi or its subcontractor that may require submission to a Regulatory Authority or require a Regulatory Approval, Sanofi and KaloBios will work jointly on defining the strategy for notification of the change to the Regulatory Authorities, as applicable.

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9. Storage and Distribution

9.1	Storage of the Bulk Substance

Per Section 4 of the [***] QTA, Sanofi and its subcontractor shall ensure that the Bulk Substance shall be stored as directed by KaloBios and Sanofi and its subcontractor, as applicable, shall take reasonable care to avoid deterioration, interference, theft, product contamination or mixture with any other materials, while under Sanofi’s or its subcontractor’s control.

Upon Delivery of the Bulk Substance to KaloBios, KaloBios shall store such Bulk Substance so as to maintain its integrity and shall conduct an examination to confirm that the cold chain applicable to Bulk Substance has been maintained and/or to determine if any problems attributable to shipment have occurred.

KaloBios’ Quality unit shall inform Sanofi’s Quality unit of any deviations/non-conformances related to the cold chain maintenance or other major problem with the Bulk Substance identified upon receipt of Bulk Substance by KaloBios. Both Parties shall coordinate any investigations into non-conformance or deviations prior to Delivery and determine impact on product, root cause and corrective actions.

9.2	Shipment of Bulk Substance

KaloBios is responsible for arranging for shipment of Bulk Substance from the site of manufacture and all quality matters related thereto in accordance with the Supply Agreement.

10. Duration

This Quality Agreement shall continue in effect until the termination or expiration of the Supply Agreement and may be amended and restated from time to time by the Parties as required to reflect the then current quality requirements applicable to Manufacture of Bulk Substance.

Any amendment to or change of any of the provisions contained in this Quality Agreement, including all of the appendices attached hereto, shall only take effect by a written document signed by responsible personnel from both Parties.

11. Conflict Resolution

Disputes arising from this Quality Agreement shall first be resolved through discussions of the Parties’ respective quality personnel, and if not resolved shall subject to the dispute resolution provisions of the License Agreement.

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12. Approval by Authorized Persons for each Party

This Quality Agreement may be executed in counterparts by authorized persons for each Party and by facsimile or electronic means, each of which shall be deemed an original and together one and the same instrument.

For and on behalf of KaloBios Pharmaceuticals Inc.		For and on behalf of Sanofi Pasteur S.A.

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Signature:	[***]	Signature:	[***]

Date:	22 July 2011	Date:	07 Sept. 2011

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Appendix 1: Site Addresses

Production Operation	Site Name and Full Address
Manufacturer and Quality Release of Product	[***]
Contract Manufacture of Product	[***]
Quality Control Testing of Product	[***]
Stability Testing of Product	[***]

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[***] Form/Checklist		Doc No.	UKSL-3861 Version	5.0
Effective	18-Nov-2009	Replaces	NA
Customer Notification / Approval Form				Page 1 of 2

Appendix 2: Contact Persons

AREA OF RESPONSIBILITY	Sanofi Pasteur Main Phone: 416-667-2700	KaloBios Main Phone:650-243-3100
Product Release	[***]	[***]
QC Testing	[***]	[***]
Investigations	[***]	[***]
Stability	[***]	[***]
Validation Compliance	[***]	[***]
Manufacturing Operations	[***]	[***]
Capacity Planning and Inventory Control	[***]	[***]
Logistics	[***]	[***]
Compliance Audits	[***]	[***]
Product Complaints	[***]	[***]
Change Management	[***]	[***]
Quality Agreements	[***]	[***]
Regulatory Affairs	[***]	[***]

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[***] Form/Checklist		Doc No.	UKSL-3861 Version	5.0
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Customer Notification / Approval Form				Page 1 of 2

Appendix 3: [***] QTA

[***]

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Schedule B

Specifications

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[***] Form/Checklist		Doc No.	UKSL-3861 Version	5.0
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Customer Notification / Approval Form				Page 1 of 2

Customer Signature Form for GMP Specifications for Approval

[***]

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Certificate of Analysis

[***]

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AMENDMENT NO 1 TO

SUPPLY AGREEMENT

“KB001-A Drug Product Filled at [***]”

This Supply Agreement is entered into, as of the Effective Date, by and between:

KALOBIOS PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 260 East Grand Avenue, South San Francisco, California, U.S.A. 94080 (hereafter referred to as “KaloBios”)

and

SANOFI PASTEUR, a Société Anonyme existing and organised under the laws of the Republic of France, having its registered head office at 2, avenue Pont Pasteur, 69007, Lyon, France, (hereafter referred to as “Sanofi”)

KaloBios and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

1. The Parties entered into a Development, Commercialization Collaboration and License Agreement between the Parties dated January 8, 2010, pursuant to which Sanofi Pasteur agreed to be KaloBios’ supplier for Bulk Substance.

2. To meet this requirement to supply Bulk Substance, Sanofi Pasteur contracted with [***] to manufacture such Bulk Substance and perform certain other activities.

3. The Parties entered into a Supply Agreement as of October 1, 2010 (the “Supply Agreement”) whose scope was restricted to KB001-A Bulk Substance.

4. KaloBios has requested that rather than take delivery of the Bulk Substance for a specific lot identified herein, that such specific lot be transferred from [***], to undergo further manufacturing, specifically formulation and filling, and to make such filled drug product available to KaloBios for its further manufacturing (e.g. packaging and labelling) and eventual release for distribution to clinical sites.

5. Sanofi Pasteur is willing to undertake such additional responsibilities, and therefore the Parties have agreed to amend the Supply Agreement with regard to the additional terms that apply specifically in respect of Filled Drug Product as defined herein, subject to the terms hereof.

NOW, THEREFORE, in consideration of mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties intending to be legally bound agree as follows:

Amendments

1. Section 1.1.1 is hereby amended by deleting that provision and replacing it with the following:

“1.1.1 The scope of this Supply Agreement is limited to the following:

Bulk Substance supplied to KaloBios that is of a cGMP grade suitable for use in clinical trials;

Bulk Substance of non-cGMP grade (e.g. for pre-clinical toxicological studies); and

Filled Drug Product”

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2. Section 1.1.2 is hereby amended by deleting that provision and replacing it with the following:

“1.1.2 The Parties agree that where Bulk Substance or Filled Drug Product is supplied for use in clinical trials, the provisions of the Quality Agreement attached hereto shall apply, and where Bulk Substance of non-cGMP grade is supplied for pre-clinical or other non-clinical use, the provisions of the Quality Agreement attached hereto shall not apply and further that KaloBios shall set out in its Specifications for any such non-cGMP Bulk Substance, its specific requirements for such materials

3. Section 1.5 is hereby amended by adding the following definitions or amending existing definitions as set out below:

(e) “Certificate of Analysis” shall mean with respect to Bulk Substance, the certificate signed by a qualified representative relating to the batch of Bulk Substance certifying that the batch of Bulk Substance meets the Specifications, and with respect to Filled Drug Product, the certificate signed by a qualified representative relating to the batch of Filled Drug Product certifying that the batch of Filled Drug Product meets the Specifications.”

(i1) “Filled Drug Product” shall mean Bulk Substance that has undergone the additional manufacturing steps of formulation and filling, but not labelling and packaging other than as required for Delivery of unlabeled vials (i.e. not labeled and packaged for use in a clinical trial). Notwithstanding the foregoing, in respect of Lot ##], Manufacturing shall, for the purpose of this Supply Agreement mean cGMP manufacturing of Filled Drug Product, i.e. which is inclusive of formulation and filling, but exclusive of labelling and final release for use in clinical trials.”

(g) “Deliver” (including cognates “Delivery” and “Delivered”) means making Bulk Substance or Filled Drug Product available to KaloBios not cleared for export and not loaded onto any collecting vehicle (Ex-Works Incoterms 2010) at the facilities designated in Article 5 hereof. Risk of loss and title to Bulk Substance and Filled Drug Product passes to KaloBios upon Delivery.

(m) “Manufacturing” shall mean the cGMP manufacturing of the Bulk Substance by or on behalf of Sanofi, which term is exclusive of any formulation, filling and/or packaging. For greater certainty the verb “Manufacture” as used herein with a capitalized “M” shall automatically make reference to the performance of the Manufacturing by or on behalf of Sanofi. The Parties have agreed that Sanofi may sub-contract the Manufacturing of Bulk Substance to a CMO such as [***] Notwithstanding the foregoing, with regard to Filled Drug Product, “Manufacturing” shall mean the cGMP manufacturing of the Filled Drug Product by or on behalf of Sanofi, which term is exclusive of any labelling, packaging or final release for use in human clinical trials. The Parties have agreed that Sanofi may sub-contract the various aspects of Manufacturing of Filled Drug Product to a CMO such as [***].”

(p) “Quality Agreement” shall mean the Quality Agreement attached hereto as Schedule A, as may be amended and/or restated from time to time, detailing certain quality and technical aspects of the formulation and filling of the Bulk Substance and Filled Drug Product.”

(q) “Specifications” shall mean the specifications for the Bulk Substance or Filled Drug Product as agreed upon by the Parties from time to time. The Specifications may be amended from time to time by mutual agreement of the Parties and the most recent version shall automatically succeed the previous version, which latest version shall then be incorporated herein by reference. Specifications which apply to both Bulk Substance and Filled Drug Product are attached hereto as Schedule B.

(s) “[***].

4. Article 2 is hereby amended by deleting that provision and replacing it with the following:

“The purpose of this Supply Agreement is to provide the terms and conditions under which Sanofi shall supply to KaloBios and KaloBios shall purchase from Sanofi Bulk Substance or Filled Drug Product, as

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the case may be, the specific quantities of which are set out in Article 4. These provisions are intended to supplement and not replace those provisions set out in Article 7 of the License Agreement.”

5. Article 3 is hereby amended by adding a new Section 3.6 as follows:

3.6 “The Parties’ respective Contacts responsible for coordinating the supply of Bulk Substance shall likewise coordinate supply of Filled Drug Product in accordance with the provisions of this Article 3.”

6. Article 4 is hereby amended by adding a new Section 4.6 as follows:

4.6 “The Parties shall order Filled Drug Product in the same manner as for Bulk Substance.”

7. Article 5 is hereby amended as adding a new Section 5.5 as follows:

5.5 “Notwithstanding any terms to the contrary with regard to Bulk Substance set out in this Article 5, with regard to Filled Drug Product, the Parties shall follow the same process as set out for Bulk Substance, provided however, the KaloBios acknowledges that certain of the Manufacturing operations for Filled Drug Product are performed by [***], rather than [***], and as such, Sanofi Pasteur shall have the responsibility to coordinate those operations through [***], and that with respect to Delivery of Filled Drug Product, Delivery of Filled Drug Product shall occur when Filled Drug Product is made available to KaloBios not cleared for export and not loaded onto any collecting vehicle at [***] facilities [***]. Furthermore, KaloBios shall be responsible for contracting with [***] (or another CMO with Sanofi’s consent) for identity testing of Filled Drug Product.”

8. Article 6 is hereby amendment by adding new Sections 6.2 and 6.3 as follows:

6.2 “Sanofi Pasteur regulatory responsibilities in respect of Lot ## of Filled Drug Product shall not extend to preparing any documentation required to conduct clinical trials in the European Union.

6.3 Within forty-five (45) days of Sanofi Pasteur’s final batch release and issuance of the approved certificate of analysis of Filled Drug Product, Sanofi Pasteur shall submit a Drug Master File (DMF) to the United States Food & Drug Administration (FDA) to support a Phase 2 clinical trial in the United States, and Sanofi Pasteur will promptly address any questions or issues raised by the FDA regarding the DMF. Sanofi Pasteur shall not be liable to meet such forty-five day period unless it has received KaloBios’ comments within five (5) days of receipt of the draft DMF and further provided that KaloBios does not request significant changes to such DMF.”

9. Article 7 is hereby amended by deleting that provision and replacing it as follows:

“ARTICLE 7 – USE CONDITIONS OF THE FILLED DRUG PRODUCT AND THE FINISHED PRODUCT

7.1 Except as expressly permitted herein and in accordance with the License Agreement and this Supply Agreement, KaloBios shall not permit the Filled Drug Product and/or Finished Product to be sold, re-sold or otherwise used.

7.2 Filled Drug Product will be used exclusively to make Finished Product for use by KaloBios in the Development and Commercialization of Licensed Products in accordance with the License Agreement.”

10. Section 8.1 is hereby amended by deleting the second sentence thereof and replacing it as follows:

“[***]”

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11. Article 8 is hereby amendment by adding a new Section 8.4 as follows:

8.4 “The price for the Filled Drug Product shall be [***]). After each Delivery of Filled Drug Product under this Supply Agreement and according to each Acceptance, Sanofi shall issue its invoice to KaloBios, in US Dollars using the Foreign Exchange calculation provided in Section 8.8 of the License Agreement. The invoice shall be addressed to the Accounting Department of KaloBios. For the sake of clarity, each invoice shall indicate for the quantity of Filled Drug Product Delivered. Sanofi shall use commercially reasonable efforts to ensure that the date of Delivery of Filled Drug Product is within [***] of the target Delivery date agreed to by the Parties Section 4.4.1 of this Agreement. In the event that Sanofi becomes aware of any fact or event that may affect the timeline for Delivery hereunder, it shall notify KaloBios as soon as possible.

12. Article 9 is hereby amendment by adding a new Section 9.5 as follows

9.5 The provisions of this Article 9 shall also extend to any supply of Filled Drug Product hereunder.

9.6 Any batch of Filled Drug Product released by Sanofi shall be presumed, but not conclusively established, to fulfill all warranties made by Sanofi herein, it being acknowledged by the Parties that such products may have latent defects. If a Party discovers or otherwise becomes aware of a latent defect, such Party shall promptly notify the other Party of the identity of the batch containing such latent defect and the Parties shall meet (by phone, in person, or otherwise) as soon as practicable to discuss the matter. Where it is determined between the Parties that the responsibility for the defect arose from Sanofi or [***] and not [***] (in which case, the provisions of s. 5.3.4 and following shall apply), then Sanofi shall use commercially reasonable efforts to replace such defective Filled Drug Product as soon as practicable. Sanofi shall have no liability for Filled Drug Product that fails to meet Specifications as a result of the acts or omissions of KaloBios or any Third Party acting on KaloBios’ behalf (e.g. any transportation carrier arranged by KaloBios). In the event of a dispute regarding alleged latent defects, the Parties shall follow the same procedure as set out in Section 5.3.5, 5.3.6 and 5.3.7 in respect of Bulk Substance for any batch of Filled Drug Product.”

12. The amendments set out herein shall be effective as of March 1, 2012. In the event of any inconsistency between the terms of this Amendment and the original Supply Agreement, this Amendment shall prevail and govern in respect of the supply of Filled Drug Product only.

13. This Amendment No 1 to the Supply Agreement may be executed in two (2) counterparts each of which shall be deemed an original, and which together shall constitute one and the same instrument.

In Witness Whereof, the Parties have executed this Amendment as of the Effective Date by their duly authorized officers.

Sanofi Pasture S.A.	KaloBios Pharmaceuticals, Inc.

By: [***]	By: /s/ David Pritchard

Name: [***]	Name: [***]

Title: [***]	Title: [***]

Date: 05/24/2012	Date: 4/25/2012

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Schedule A

Quality Agreement

[***]

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Schedule B

Specifications

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[***] Form/Checklist		Doc No. UKSL-3861	Version	5.0
Effective	18-Nov-2009	Replaces	NA
Customer Notification / Approval Form				Page 1 of 2

Customer Signature Form for GMP Specifications for Approval

[***]

7
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[***] Form/Checklist		Doc No. UKSL-3861	Version	5.0
Effective	18-Nov-2009	Replaces	NA
Customer Notification / Approval Form				Page 1 of 2

Certificate of Analysis

[***]

8
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Schedule A

to

Amendment No 1 to

SUPPLY AGREEMENT

“KB001-A Drug Product Filled at [***]”

QUALITY AGREEMENT

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This Quality Agreement is a schedule to Amendment No. 1 to SUPPLY AGREEMENT for KB001-A bulk entered into by and between KALOBIOS PHARMACEUTICALS, INC. (“KaloBios”) and SANOFI PASTEUR S.A. (“Sanofi”)

KaloBios and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Whereas:

1.	KaloBios has developed engineered antibodies targeting the PcrV protein of Pseudomonas aeruginosa for the prevention and for the treatment of Pseudomonas aeruginosa infections.

2.	Sanofi is a pharmaceutical company with experience in the development and commercialization of pharmaceutical products.

3.	Pursuant to the Development, Commercialization Collaboration and License Agreement between KaloBios and Sanofi dated January 8, 2010 (the “License Agreement)”, KaloBios granted to Sanofi exclusive rights to develop, manufacture and commercialize one or more products binding to and inhibiting the activity of PcrV in order to obtain marketing approval of such products for various indications.

4.	Pursuant to the License Agreement, Sanofi is to manufacture or have manufactured Bulk Substance (as defined herein) and to supply such Bulk Substance to KaloBios for development and commercialization.

5.	The Parties wish to supplement the provisions of the License Agreement with regard to the supply of Bulk Substance for use by KaloBios in conducting clinical trials of Licensed Product in the KaloBios Field by setting out their respective responsibilities with regard to the quality operations applicable to Bulk Substance (and intermediates thereof), and Filled Drug Product as set out herein.

NOW, THEREFORE, the Parties agree as follows:

1. Definitions

1.1 For the purposes of this Quality Agreement the following words and phrases shall have the following meanings:

(a) “Bulk Substance” has the meaning ascribed to it in the License Agreement, and for greater certainty as regard this Quality Agreement means KB001-A, manufactured in accordance with Specifications agreed to by the Parties which has undergone all processing steps except the steps of formulation, filling and packaging.

(b) “Certificate of Analysis” – shall mean an authenticated document issued by the responsible Party’s Quality unit (as defined below) that assures the product meets all of the applicable Specifications and that the batch has been Manufactured under conditions complying with all relevant cGMP.

(c) “cGMP” – shall mean the then-current good manufacturing practices required by the United States Food and Drug Administration (“FDA”), as set forth in the Food, Drug, and Cosmetic Act (“FD&C Act”) and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable laws or regulations applicable to the manufacture and testing of pharmaceutical materials in jurisdictions in the Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

(d) “Facilities” – shall mean those listed in Appendix 1.

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(e) “Filled Drug Product” shall mean Bulk Substance that has undergone additional manufacturing by or on behalf of KaloBios including but not limited to formulation and filling but not labeling.

(f) “Manufacture”, “Manufacturing”, “Manufactured” – shall mean all operations undertaken by or on behalf of Sanofi applicable to Bulk Substance or Filled Drug Product including all processing steps including the steps of formulation and filling.

(g) “Regulatory Authority” – shall mean any applicable government regulatory authority involved in granting approvals related to Bulk Substance and Filled Drug Product including, but not limited to, the European Medicines Agency and FDA.

(h) “Specifications” – shall mean the specifications for the Bulk Substance as agreed upon by the Parties from time to time, and as set out in or attached by reference to any Firm Order placed under the Supply Agreement.

1.2 Any terms used herein and not defined shall have the meanings ascribed to them in the License Agreement or Supply Agreement, as applicable. In the event of any inconsistency between the terms herein and those of the License Agreement, the terms of the License Agreement shall prevail and govern. In the event of any inconsistency between the terms herein and those of the Supply Agreement, the terms of the Supply Agreement shall prevail except in respect of matters relating solely to quality systems and operations, in which case, the terms of this Quality Agreement shall prevail.

2. Subject of this Quality Agreement

2.1 The scope of Part 1 this Quality Agreement is limited to Bulk Substance supplied to KaloBios Manufactured by [***] that is of a cGMP grade suitable for use in clinical trials to be conducted by KaloBios pursuant to the License Agreement. This Quality Agreement does not include commercial supply.

2.2 The scope of Part 2 of the Quality Agreement is limited to Filled Drug Product, being those lots of Bulk Substance Manufactured by [***] for Sanofi pursuant to the Supply Agreement, which undergo further Manufacturing by [***] as set out in the Supply Agreement and is of a cGMP grade suitable for use in clinical trials to be conducted by KaloBios pursuant to the License Agreement. This Quality Agreement does not include commercial supply.

2.3 This Quality Agreement is comprised of the terms and conditions below and the applicable provisions of the following Appendices:

Appendix 1	Sites of manufacture
Appendix 2	Contact persons
Appendix 3	[***] QTA
Appendix 4	Sanofi Internal Quality Agreement
Including Quality Agreement Appendix specific for the Manufacture of the Filled Drug Product by [***] (Reference Number [***])
Appendix 5	[***] Technical Conditions Document

2.4 Sanofi has subcontracted certain Manufacturing of Bulk Substance to [***] (“[***]”). A copy of the Quality Agreement entered into between Sanofi and [***] is attached hereto as Appendix 5 (the “[***]” QTA).

2.5 Sanofi has subcontracted Manufacturing of the Filled Drug Product to its Affiliate in [***]. Copies of the following agreements have been attached hereto:

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Appendix 4: Quality Agreement for Sanofi Internal Contract Manufacturing (Reference Number 144 433/2.0), including a copy of the Quality Agreement Appendix specific for the Manufacture of the Filled Drug Product at [***] (Reference Number [***]).

Technical Conditions document for the Manufacture of the Filled Drug Product at [***] (Reference Number Pending) (Appendix 5).

2.6 Sanofi may engage other of its Affiliates, including but not limited to [***], to perform manufacturing obligations herein, provided that quality agreements for Sanofi Affiliates shall be in place prior to initiation of the activities described herein.

3. Administrative Information

Appendix 1 and Appendix 2 include specific administrative information regarding the sites of Manufacture and the personnel from each of the Parties who are responsible for the Manufacturing.

4. Responsibilities

The overall responsibilities of each Party with regard to Bulk Substance and Filled Drug Product are defined in the provisions of this Quality Agreement, including, where applicable, where any such responsibilities have been subcontracted by a Party (i.e. Appendix 3: [***] QTA; Appendix 4: Sanofi Internal Quality Agreement; Appendix 5: [***] Technical Conditions Document).

Part 1 Drug Substance Supply from [***]

5. Supply and Manufacture

5.1. cGMP Guidelines

All systems used to Manufacture and supply Bulk Substance must be in compliance with the principles detailed in Section 1 of the [***] QTA. All systems used for manufacturing/testing oversight, batch release and certification at Sanofi must be in compliance with cGMPs.

In addition to what is specified in Section 1 of the [***] QTA, KaloBios and Sanofi agree to jointly discuss any region-specific Chemistry, Manufacturing and Controls (“CMC”) requirements and their implementation in batches intended for KaloBios’ use, provided such requirements are communicated to Sanofi [***] prior to commencement of Manufacturing, or such longer time as may be required by Sanofi’s subcontractor.

5.2. Premises

The premises and equipment used by Sanofi or its subcontractor to Manufacture Bulk Substance must be in compliance with cGMP and any other local, health, safety and regulatory requirements that apply to the manufacture of products for use in human clinical trials.

KaloBios acknowledges that prior to the Effective Date, it consented to the subcontracting by Sanofi to [***] of the Manufacturing Bulk Substance.

Sanofi or its subcontractor shall ensure that all facility and equipment records designated as cGMP shall be retained in compliance with cGMP (refer to Section 3 of the [***] QTA).

Following execution of this Quality Agreement, changes to the facilities in which Bulk Substance is Manufactured (as listed in Appendix 1), shall follow the Change Control requirements in this Quality Agreement.

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5.3. Subcontractors

Written consent from KaloBios is not required for Sanofi to subcontract work pertaining to the manufacture and testing of raw materials, culture media, and/ or excipients.

Where Sanofi subcontracts work, Sanofi is responsible for ensuring that any such subcontractors abide by the relevant requirements and fulfill the relevant obligations of this Quality Agreement. In particular, organization and key personnel requirements must be in compliance with Section 3 of the [***] QTA.

Following execution of this Quality Agreement, changes to the facilities in which Bulk Substance is manufactured (as listed in Appendix 1), shall follow the Change Control requirements in this Quality Agreement.

5.4. Production Process

Sanofi shall ensure that all production processes performed by Sanofi or its subcontractor shall be controlled and performed under cGMP conditions and that the facilities shall be regularly monitored by Sanofi and/or its subcontractor to demonstrate compliance with cGMP guidelines.

Section 4 of the [***] QTA defines the requirements and responsibilities for defining the Manufacturing process for Bulk Substance, including finalization of Process Descriptions and Master Batch Records, the in-process and testing control program, and provisions for process validation plans, analytical validation and stability studies. Sanofi or its subcontractor shall provide KaloBios with process descriptions for review and approval prior to the start of Manufacturing of the Bulk Substance.

5.5. Raw Materials

Sanofi shall ensure that only raw materials of grades acceptable for the manufacture of human clinical trial materials are used by it or its subcontractor for the manufacture of Bulk Substance. The provisions for sourcing, release, and sample retention of raw materials are defined in Section 3 of the [***] QTA. Included are requirements for Bulk Substance packaging and labeling components and raw materials of Biological Origin (refer to Annex 3 of the [***] QTA).

Sanofi will ensure that any raw materials of animal origin used during the Manufacturing of the Bulk Substance will comply with current regulations for Regulatory Approval and that all relevant certificates pertaining to such raw materials will be provided to KaloBios at time of batch release.

5.6. Batch Numbering

Sanofi or its subcontractor shall assign to each batch of Bulk Substance a unique batch number according to their current approved batch numbering and naming conventions. This number shall appear on all documents relating to the particular batch of Bulk Substance and the format of this number will be provided to KaloBios on request.

For Bulk Substance Manufactured by Sanofi’s subcontractor, Sanofi may need to assign its own unique batch number for the purpose of Bulk Substance batch release; in which case the original subcontractor batch number shall be retained in Sanofi’s batch release documentation and electronic inventory management system for ease of traceability. Batch numbers from each of Sanofi and its subcontractor will be provided to KaloBios.

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5.7. Date of Manufacture and Expiry Date

Sanofi or its subcontractor shall assign to each batch of Bulk Substance the date of final filtration and dispensing of Bulk Substance as the date of Manufacture.

Sanofi or its subcontractor shall assign the expiry date for Bulk Substance based on available stability data and the date of Manufacture.

5.8. Reworking and Reprocessing

Sanofi and its subcontractor will not rework Bulk Substance.

Reprocessing of Bulk Substance will only be permitted based on the criteria defined in Section 4 of the [***] QTA.

Sanofi shall notify KaloBios of any intended reprocessing, or of emergency reprocessing already performed, when they have been notified by its contract manufacturer of such reprocess (See the [***] QTA Section 4). KaloBios shall have the right to review any documentation associated with such reprocessing and shall agree on the appropriate testing required prior to the release of the Bulk Substance.

If required, KaloBios shall support Sanofi in assessing the impact of any reprocessing on such batches of Bulk Substance or its intermediates by providing technical and quality expertise.

5.9. Manufacturing and Equipment Data

Sanofi or its subcontractor shall be responsible for keeping their records in accordance with cGMP as defined in Section 3 of the [***] QTA.

Sanofi is responsible for auditing these records periodically to ensure compliance with cGmP requirements.

6. Quality Assurance

6.1. Sampling/Samples

As defined in Section 5 of [***] QTA, Sanofi or its subcontractor shall ensure that representative samples of the Bulk Substance are sampled and handled in accordance with cGMP guidelines for use as retained samples, analytical samples and stability testing samples.

6.2. Testing

6.2.1 Specifications

The Specifications for Bulk Substance shall be set jointly by Sanofi and KaloBios, with input, where appropriate, from Sanofi’s subcontractor per Section 4 of the [***] QTA, which Specifications shall be set prior to the start of Bulk Substance Manufacturing for KaloBios.

6.2.2 Product Testing

As defined in Sections 5 and 6 of the [***] QTA, Sanofi or its subcontractor shall test Bulk Substance and other materials, including raw materials, in-process materials, intermediates, and stability samples in accordance with the current approved Specifications, using analytical methods that have been qualified and/or validated, as appropriate for products for use in human clinical trials.

Sanofi and KaloBios will jointly agree to analytical method development and method qualification /validation strategy.

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Sanofi will perform periodic quality audits of product testing data. Release data will be reviewed to assess cGMP and method compliance as a part of the batch release review. Sanofi will ensure that an appropriate reference standard is used for all testing and complies with the principles defined under Section 5 of the [***] QTA.

6.3. Release Procedures

Sanofi shall be responsible for supplying Bulk Substance Manufactured by Sanofi or its subcontractor to KaloBios and for certifying that the Bulk Substance has been Manufactured, tested and released to KaloBios for further processing, in accordance with cGMP. Release and certification of each Bulk Substance batch will be performed by Sanofi’s authorized representative, qualified and responsible for quality assurance (this includes batch certification and release by Sanofi’s Qualified Person in the case of product destined for human trials in the EU) .

As part of the release of Bulk Substance to KaloBios, Sanofi shall provide KaloBios with the copies of the following documentation for each batch of Bulk Substance:

•	Certificates of Compliance and Disposition from Sanofi and its subcontractor

•	Certificate of Analysis issued by Sanofi or its subcontractor showing compliance against the Specifications.

•	BSE/TSE statements issued by Sanofi or its subcontractor for each ingredient of animal origin.

•	Confirmation of adequate closure of change controls impacting the batch in the event of changes to Manufacturing process, raw materials, supplier, source(s) of material(s).

•	Summary of all significant deviations, non-conformances, or out-of-specification results associated with the Bulk Substance batch.

•	Environmental and Water Monitoring Summaries.

•	Copy of any investigations performed and corrective and preventative actions (CAPA) taken by Sanofi or its subcontractor that may impact the product.

•	Copy of subcontractor’s final release documents (refer to Section 6 of [***] QTA) if not already described above.

6.4. Documentation

6.4.1 Batch Documentation

Sanofi shall ensure that KaloBios is provided with copies of all of the batch release documentation (as defined in Section 6.3) for Bulk Substance Manufactured by Sanofi or its subcontractor at the time of delivery to KaloBios of the Bulk Substance, except when KaloBios has agreed to have Bulk Substance shipped to it under quarantine; in which case Sanofi shall provide all outstanding documentation to KaloBios as soon as it is available.

6.4.2 Documentation Retention

Sanofi or its subcontractor shall ensure that all documentation/records associated with the manufacture of Bulk Substance are retained for a minimum of 10 years after the Manufacture of the Bulk Substance.

Per the provisions of Section 6 of the [***] QTA, KaloBios will be notified of any intention to destroy any such documentation and shall be afforded the option of having the documentation sent to it at KaloBios’ cost.

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6.5. Retention Samples

Per Section 5 of the [***] QTA, Sanofi or its subcontractor shall retain sufficient volume of Bulk Substance at least two (2) full analytical control tests for each Bulk Substance batch.

Sanofi or its subcontractor shall ensure all retention samples are stored in secure conditions consistent with the specified Bulk Substance storage conditions and the samples shall be retained for the minimum period according to cGMP, or as per request from KaloBios if a longer retention period is required. Costs of storage beyond that required by cGMP shall be borne by KaloBios.

6.6. Stability

Sanofi shall ensure a stability testing program, in compliance with cGMP and ICH requirements, is maintained for intermediate and Bulk Substance as per Section 5 of the [***] QTA, including without limitation design of stability program, review and approval of stability protocols and reports, sampling protocols and execution of stability protocols.

Sanofi or its subcontractor shall inform KaloBios of any confirmed stability failure of Bulk Substance, upon any out-of-specification or out-of-trend result with respect to all lots of Bulk Substance, within 48 hours of such failure or as soon as Sanofi has been advised by its subcontractor.

Sanofi will ensure (through its subcontractor) that sufficient stability data is generated for the intermediate and the Bulk Substance to support compliance to cGMP and ICH requirements.

Sanofi will provide periodic updates as requested by KaloBios (including stability tables, trend reports, etc.) to KaloBios to support annual report requirements. KaloBios agrees to provide [***] notice of any additional stability data requests.

Sanofi will be responsible for establishing an expiration date for the Bulk Substance.

6.7. Regulatory Inspections or Inquiries

Sanofi shall notify KaloBios, within a reasonable period of time, of any upcoming Regulatory Inspections to be conducted at the Facilities relating to the Bulk Substance or related process. Such notice will include any available specific details of the inspections including, but not limited to:

•	The identity of the health authority that will perform the inspection

•	The purpose of the inspection

•	The date of the inspection

•	The need for KaloBios to provide technical expertise

Sanofi shall ensure that KaloBios is informed within three business days of any inspection outcomes, inspection findings, or other communications or requests from Regulatory Authorities relating to, or potentially relating to, Bulk Substance.

KaloBios shall provide Sanofi or its subcontractor assistance when requested during Regulatory Inspections relating to Bulk Substance or related process and agree on proposed inspection responses relating to the Bulk Substance.

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6.8. Regulatory Support

Regulatory support and exchanges shall be conducted in accordance with Section 5.3 of the License Agreement.

In the event that Sanofi does not have a filing in a particular country where KaloBios is seeking regulatory approval, Sanofi shall either submit directly that portion of the submission that KaloBios may reasonably require, or otherwise facilitate the transfer of such information to KaloBios for inclusion within its filing.

6.9 Product complaints

KaloBios and Sanofi shall be responsible for coordinating the investigations of any product complaints concerning their respective final drug products manufactured from the Bulk Substance supplied by Sanofi or its subcontractor (i.e. in the case of KaloBios, the Finished Product). Each Party shall notify each other promptly in accordance with applicable law of any complaint that may be due to the Manufacture and/ or quality of any component or testing of the Bulk Substance.

Sanofi shall coordinate the investigation into Manufacturing and testing of the Bulk Substance at Sanofi or its subcontractor (refer to Section 6 of the [***] QTA) to support investigations into any complaints for either Party’s final drug product and Sanofi shall provide KaloBios a full report in accordance with applicable law after of receipt of any final drug product complaint related to the Finished Product. In the event that KaloBios does not agree with Sanofi’s determinations, as set forth in the report, the parties shall discuss any such disagreements. For any complaints associated with Bulk Substance, Sanofi and KaloBios will be responsible for all notifications to their respective Regulatory Authorities, as applicable. In the event that both Sanofi and KaloBios have an obligation to the same Regulatory Authority, Sanofi shall provide primary reporting

6.10. Recalls or Similar Actions

In the event that either Sanofi or KaloBios identifies any potential quality issue with the Bulk Substance after the release of either Party’s final drug product, such Party shall notify the other Party promptly in accordance with applicable law after such identification. Both Parties shall cooperate in a collaborative investigation into the need for a product recall or other action.

Sanofi shall coordinate any required investigation at the site of Bulk Substance Manufacture and coordinate the collection of all required documentation, affidavits and expert advice associated with the investigation. KaloBios shall have the right to determine the need for a product recall in respect of its Finished Product. KaloBios shall have no such right in respect of Sanofi’s final drug product.

6.11. Audits

6.11.1 Auditing of Contractor

Sanofi shall perform cGMP compliance audits of its contractor as per Section 8 of the [***] QTA. This shall include routine compliance audits and “for cause” audits to address Bulk Substance quality issues. Sanofi will inform KaloBios within 48 hours of any open observations resulting from a vendor audit that may have potential impact to batch release.

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6.11.2 Auditing of Sanofi

Sanofi shall allow KaloBios to perform one (1) routine cGMP compliance audit every two (2) years.

KaloBios retains the right to conduct “for-cause” audits of Sanofi or its subcontractor at any time (subject subcontractor’s consent) and from time to time to support an ongoing quality investigation of Bulk Substance and the Finished Product and or to support ongoing batch record review.

Sanofi agrees to support KaloBios with such efforts and if required, facilitate an on-site visit at [***] to address any observations from KaloBios.

7. Deviations and Investigations

7.1. Deviations

Sanofi or its subcontractor shall notify KaloBios of any quality related deviations for the Bulk Substance, as per Section 6 of the [***] QTA, including deviations that may impact Bulk Substance batches previously delivered to KaloBios. KaloBios shall provide technical expertise, as may be requested by Sanofi or its subcontractor, to fully evaluate the extent of impact as a result of the deviation, as well as identification of root cause and recommended corrective actions.

7.2. Investigations

Sanofi or its subcontractor shall investigate any non-conforming test result or out-of-specification result for Bulk Substance, including, without limitation, any tests included in the Specifications, as well as in-process or stability tests and shall notify KaloBios of such investigation.

All investigations shall include evaluation of Bulk Substance impact, root cause assessment and result in corrective or preventative actions (CAPAs), as required. All investigations are to be reviewed and approved by Sanofi’s or its subcontractors Quality unit.

KaloBios shall be provided a copy of the draft investigation report promptly after the conclusion of the investigation, by Sanofi or its subcontractor to allow KaloBios to provide technical expertise and input, as may be required. Sanofi or its subcontractor shall also provide KaloBios with a copy of the final approved report.

The specific requirements and responsibilities regarding incident investigations for the Bulk Substance are set forth in Section 6 of the [***] QTA.

8. Change Management

8.1. Change Control

Per Section 6 of the [***] QTA, Sanofi or its subcontractor shall evaluate all proposed changes that may have the potential impact to Bulk Substance or [Process] specific attributes in accordance with cGMP requirements, using their respective approved change management systems.

Sanofi or its subcontractor shall inform KaloBios of any changes with potential impact to the Bulk Substance or Manufacturing specific attributes prior to implementation with respect to Manufacture of Bulk Substance. That is, Sanofi must notify KaloBios at least six (6) months prior to implementation of any significant change to the Manufacture and/or testing of Bulk Substance. KaloBios agrees to review such change and provide both technical and regulatory

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feed back. Such changes must be approved by KaloBios prior to implementation by Sanofi or its subcontractor. The following are considered as significant changes:

•	Change of supplier of raw materials

•	Change of quality in raw materials

•	Change of Bulk Substance Manufacturing

•	Change of equipment and/or premises

•	Change of subcontractor

•	Change of product control techniques

•	Change of product release specifications

•	Change of presentation and/or content information of Certificate of Analysis

8.2. Change with Regulatory Impact

In addition to the provisions above, in the case of any change by Sanofi or its subcontractor that may require submission to a Regulatory Authority or require a Regulatory Approval, Sanofi and KaloBios will work jointly on defining the strategy for notification of the change to the Regulatory Authorities, as applicable.

9. Storage and Distribution

9.1 Storage of the Bulk Substance

Per Section 4 of the [***] QTA, Sanofi and its subcontractor shall ensure that the Bulk Substance shall be stored as directed by KaloBios and Sanofi and its subcontractor, as applicable, shall take reasonable care to avoid deterioration, interference, theft, product contamination or mixture with any other materials, while under Sanofi’s or its subcontractor’s control.

Upon Delivery of the Bulk Substance to KaloBios, KaloBios shall store such Bulk Substance so as to maintain its integrity and shall conduct an examination to confirm that the cold chain applicable to Bulk Substance has been maintained and/or to determine if any problems attributable to shipment have occurred.

KaloBios’ Quality unit shall inform Sanofi’s Quality unit of any deviations/non-conformances related to the cold chain maintenance or other major problem with the Bulk Substance identified upon receipt of Bulk Substance by KaloBios. Both Parties shall coordinate any investigations into non-conformance or deviations prior to Delivery and determine impact on product, root cause and corrective actions.

9.2 Shipment of Bulk Substance

[***] or its subcontractor will ensure that the Product Specification it provides to [***] defines packaging and shipping procedures for Bulk Substance that are consistent with internal SOP requirements for packing configurations/conditions to ensure Bulk Substance integrity during shipping.

KaloBios is responsible for arranging for shipment of Bulk Substance from the site of manufacture and all quality matters related thereto in accordance with the Supply Agreement.

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Part 2 [***] Supply of Filled Drug Product

The following provisions are added following Section 12 of the Quality Agreement.

13. Supply and Manufacture

13.1. cGMP Guidelines

All systems used to Manufacture and supply Filled Drug Product must be in compliance with the principles detailed in the Sanofi Internal Quality Agreement (Appendix 4). All systems used for Manufacturing/testing oversight, batch release and certification at Sanofi must be in compliance with cGMP.

In addition to the principles specified above, KaloBios and Sanofi agree to jointly discuss any region-specific Chemistry, Manufacturing and Controls (“CMC”) requirements and their implementation in batches intended for KaloBios’ use, provided such requirements are communicated to Sanofi [***] prior to commencement of Manufacturing, or such longer time as may be required by Sanofi’s subcontractor.

13.2. Premises

The premises and equipment used by Sanofi or its subcontractor to Manufacture Filled Drug Product must be in compliance with cGMP and any other local, health, safety and regulatory requirements that apply to the Manufacture of products for use in human clinical trials.

KaloBios acknowledges that prior to the Effective Date of Amendment No 1 to the Supply Agreement, it consented to the subcontracting by Sanofi Pasteur to [***] the Manufacture of Filled Drug Product.

Sanofi or its subcontractor shall ensure that all facility and equipment records designated as cGMP shall be retained in compliance with cGMP (refer to Sections 4.8 and 5.4.2 of the Sanofi Internal Quality Agreement).

Following execution of this Quality Agreement, changes to the facilities in which Filled Drug Product is Manufactured (as listed in Appendix 1), shall follow the Change Control requirements in this Quality Agreement.

13.3 Organization and Personnel

Sanofi or its subcontractor will maintain a quality unit that is independent of the production unit and has the responsibility and authority to approve or reject the Filled Drug Product, raw materials and components for use in Manufacturing the Filled Drug Product; cGMP documents such as SOPs, Master Batch Records, deviation/investigations, out-of-specification (OOS) results and executed production batch records.

Sanofi or its subcontractor will ensure that an adequate number of qualified personnel are available to Manufacture the Filled Drug Product. Personnel will be deemed qualified based on their having sufficient education, training, and experience to perform their duties. Training will include initial and on-going cGMP and process-specific technical training. Adequate training records documenting education, training and experience must be maintained for all personnel involved in Manufacturing the Filled Drug Product.

13.4. Subcontractors

Written consent from KaloBios is not required for Sanofi to subcontract work pertaining to the Manufacture and testing of raw materials, culture media, and/ or excipients.

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Where Sanofi subcontracts work, Sanofi is responsible for ensuring that any such subcontractors abide by the relevant requirements and fulfill the relevant obligations of this Quality Agreement.

Following execution of this Quality Agreement, changes to the facilities in which Filled Drug Product is Manufactured (as listed in Appendix 1), shall follow the Change Control requirements in this Quality Agreement.

13.5. Production Process

Sanofi shall ensure that all production processes performed by Sanofi or its subcontractor shall be controlled and performed under cGMP conditions and that the facilities shall be regularly monitored by Sanofi and/or its subcontractor to demonstrate compliance with cGMP guidelines.

Appendix 4, the Sanofi Internal Quality Agreement, and Appendix 5, the [***] Technical Conditions Document, define the requirements and responsibilities for defining the Manufacturing process for Filled Drug Product, including finalization of Master Batch Records, the in-process and sampling/testing control program, and provisions for process validation plans, analytical validation and stability studies.

13.6. Raw Materials

Sanofi shall ensure that only raw materials of grades acceptable for the Manufacture of human clinical trial materials are used by it or its subcontractor for the Manufacture of Filled Drug Product. The provisions for sourcing, release, and sample retention of raw materials are defined in Section 4.3 of the Sanofi Internal Quality Agreement.

Sanofi will ensure that any raw materials of animal origin used during the Manufacturing of the Filled Drug Product will comply with current regulations for Regulatory Approval and that all relevant certificates pertaining to such raw materials will be provided to KaloBios at time of batch release.

13.7. Batch Numbering

Sanofi or its subcontractor shall assign to each batch of Filled Drug Product a unique batch number according to their current approved batch numbering and naming conventions. This number shall appear on all documents relating to the particular batch of Filled Drug Product and the format of this number will be provided to KaloBios on request.

For Filled Drug Product Manufactured by Sanofi’s subcontractor, Sanofi may need to assign its own unique batch number for the purpose of Filled Drug Product batch release; in which case the original subcontractor batch number shall be retained in Sanofi’s batch release documentation and electronic inventory management system for ease of traceability. Batch numbers from each of Sanofi and its subcontractor will be provided to KaloBios.

13.8. Date of Manufacture and Expiry Date

Sanofi or its subcontractor shall assign to each batch of Filled Drug Product the date of Manufacture as per Section 4.6 of the Sanofi Internal Quality Agreement.

Sanofi or its subcontractor shall assign the expiry date for Filled Drug Product based on available stability data and the date of Manufacture.

13.9. Reworking and Reprocessing

Sanofi and its subcontractor will not rework Filled Drug Product.

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Reprocessing of Filled Drug Product will only be permitted based on the criteria defined in Section 4.7 of the Sanofi Internal Quality Agreement.

Sanofi shall notify KaloBios of any intended reprocessing. KaloBios shall have the right to review any documentation associated with such reprocessing and shall agree on the appropriate testing required prior to the release of the Filled Drug Product.

If required, KaloBios shall support Sanofi in assessing the impact of any reprocessing on such batches of Filled Drug Product or its intermediates by providing technical and quality expertise.

13.10. Manufacturing and Equipment Data

Sanofi or its subcontractor shall be responsible for keeping their records in accordance with cGMP as defined in Section 4.8 of the Sanofi Internal Quality Agreement.

14. Quality Assurance

14.1. Sampling/Samples

As defined in Section 5.1 of Sanofi Internal Quality Agreement, Sanofi or its subcontractor shall ensure that representative samples of each batch of Filled Drug Product are sampled and handled in accordance with cGMP guidelines for use as retained samples, analytical samples and stability testing samples. In addition, adequate systems and procedures shall be in place to track and trace all samples.

14.2. Testing

14.2.1 Specifications

The Specifications for Filled Drug Product shall be set jointly by Sanofi and KaloBios, which Specifications shall be set prior to the start of Filled Drug Product Manufacturing for KaloBios.

14.2.2 Product Testing

Sanofi shall test Filled Drug Product and other materials, including raw materials, in-process materials, and stability samples in accordance with the current approved Specifications, using analytical methods that have been qualified and/or validated, as appropriate for products for use in human clinical trials. Refer to Sections 6.2.2 of Part 1 of this Quality Agreement for testing at [***], and Section 5.1 of the Sanofi Internal Quality Agreement for additional information.

Sanofi and KaloBios will jointly agree to analytical method development and method qualification/validation strategy.

Sanofi will perform periodic quality audits of product testing data. Release data will be reviewed to assess cGMP and method compliance as a part of the batch release review. Sanofi will ensure that an appropriate reference standard is used for all testing and complies with the principles defined under Sections 5.1 and 5.2 of the Sanofi Internal Quality Agreement.

In addition, Sanofi will ensure that computerized data handling systems and electronic spread sheets are adequately qualified or validated according to Sanofi’s internal SOP requirements and applicable laws.

14.3. Release Procedures

Sanofi shall be responsible for supplying Filled Drug Product Manufactured by Sanofi or its subcontractor to KaloBios and for certifying that the Filled Drug Product has been Manufactured, tested and released to KaloBios for further processing, in accordance with

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cGMP. Release and certification of each Filled Drug Product batch will be performed by Sanofi’s authorized representative, qualified and responsible for quality assurance (this includes batch certification and release by Sanofi’s Qualified Person in the case of product destined for human trials in the EU).

As part of the release of Filled Drug Product to KaloBios, Sanofi shall provide KaloBios with the copies of the following documentation for each batch of Filled Drug Product (as per Section 5.4.1 of the Sanofi Internal Quality Agreement):

•	Certificates of Conformance and Disposition from Sanofi or its subcontractor.

•	Certificate of Analysis issued by Sanofi or its subcontractor showing compliance against the Specifications.

•	A list of investigations and their conclusions for any deviations, out of limits or out of trends related to the Filled Drug Product.

•	A Batch Abstract.

14.4. Documentation

14.4.1 Batch Documentation

Sanofi shall ensure that KaloBios is provided with copies of all of the batch release documentation (as defined in Section 6.3) for Filled Drug Product Manufactured by Sanofi or its subcontractor at the time of delivery to KaloBios of the Filled Drug Product, except when KaloBios has agreed to have Filled Drug Product shipped to it under quarantine; in which case Sanofi shall provide all outstanding documentation to KaloBios as soon as it is available.

14.4.2 Documentation Retention

Sanofi or its subcontractor shall ensure that all documentation/records associated with the Manufacture of Filled Drug Product are retained for a minimum of 10 years after the Manufacture of the Filled Drug Product or as required by law.

Per the provisions of Section 5.4.2 of the Sanofi Internal Quality Agreement, KaloBios will be notified of any intention to destroy any such documentation and shall be afforded the option of having the documentation sent to it at KaloBios’ cost.

14.5. Retention Samples

Sanofi or its subcontractor shall retain sufficient volume of each lot of Filled Drug Product in accordance with Sanofi’s internal SOP requirements and applicable laws to perform testing per the Specification.

Per Section 5.5 of the Sanofi Internal Quality Agreement, Sanofi or its subcontractor shall ensure all retention samples are stored in secure conditions consistent with the specified Filled Drug Product storage conditions and the samples shall be retained for the minimum of 1 year after Filled Drug Product expiry date, or as per request from KaloBios if a longer retention period is required. Costs of storage beyond that required by cGMP shall be borne by KaloBios.

14.6. Stability

Sanofi or its subcontractor shall ensure that sufficient samples are taken to support an approved stability testing program for the Filled Drug Product. The stability program shall be in compliance with cGMP and ICH requirements and all provisions defined per Section 6.6 of Part 1 above for the Drug Substance apply equally to the Filled Drug Product.

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14.7. Regulatory Inspections or Inquiries

Sanofi shall notify KaloBios, within a reasonable period of time, of any upcoming Regulatory Inspections to be conducted at the Facilities relating to the Filled Drug Product or related process. Such notice will include any available specific details of the inspections including, but not limited to:

•	The identity of the health authority that will perform the inspection

•	The purpose of the inspection

•	The date of the inspection

•	The need for KaloBios to provide technical expertise

Sanofi shall ensure that KaloBios is informed within three business days of any inspection outcomes, inspection findings, or other communications or requests from Regulatory Authorities relating to, or potentially relating to, Filled Drug Product.

KaloBios shall provide Sanofi or its subcontractor assistance when requested during Regulatory Inspections relating to Filled Drug Product or related process and agree on proposed inspection responses relating to the Filled Drug Product.

14.8. Regulatory Support

Regulatory support and exchanges shall be conducted in accordance with Section 5.3 of the License Agreement.

In the event that Sanofi does not have a filing in a particular country where KaloBios is seeking regulatory approval, Sanofi shall either submit directly that portion of the submission that KaloBios may reasonably require, or otherwise facilitate the transfer of such information to KaloBios for inclusion within its filing.

14.9 Product complaints

KaloBios and Sanofi shall be responsible for coordinating the investigations of any product complaints concerning their respective final drug products Manufactured from the Filled Drug Product supplied by Sanofi or its subcontractor (i.e. in the case of KaloBios, the Finished Product). Each Party shall notify each other promptly in accordance with applicable law of any complaint that may be due to the Manufacture and/ or quality of any component or testing of the Filled Drug Product.

Sanofi shall coordinate the investigation into Manufacturing and testing of the Filled Drug Product at Sanofi or its subcontractor (refer to Section 5.10 of the Sanofi Internal Quality Agreement) to support investigations into any complaints for either Party’s final drug product and Sanofi shall provide KaloBios a full report in accordance with applicable law after receipt of any final drug product complaint related to the Finished Product. In the event that KaloBios does not agree with Sanofi’s determinations, as set forth in the report, the parties shall discuss any such disagreements. For any complaints associated with Filled Drug Product, Sanofi and KaloBios will be responsible for all notifications to their respective Regulatory Authorities, as applicable. In the event that both Sanofi and KaloBios have an obligation to the same Regulatory Authority, Sanofi shall provide primary reporting

14.10. Recalls or Similar Actions

In the event that either Sanofi or KaloBios identifies any potential quality issue with the Filled Drug Product after the release of either Party’s final drug product, such Party shall notify the other Party promptly in accordance with applicable law after such identification. Both Parties shall cooperate in a collaborative investigation into the need for a product recall or other action.

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Sanofi shall coordinate any required investigation at the site of Filled Drug Product Manufacture, as per Section 5.10.3 of Sanofi Internal Quality Agreement, and coordinate the collection of all required documentation, affidavits and expert advice associated with the investigation. KaloBios shall have the right to determine the need for a product recall in respect of its Finished Product. KaloBios shall have no such right in respect of Sanofi’s final drug product.

14.11. Audits

14.11.1 Auditing of Subcontractors by Sanofi

In the case of the Sanofi affiliate [***], cGMP compliance audits will be performed by the Sanofi Global Quality Audit group. Sanofi will inform KaloBios within 48 hours of any open observations resulting from an audit that may have potential impact to batch release.

In the case of [***], testing sub-contactor for Filled Drug Product, Sanofi shall perform cGMP compliance audits as per Section 6.14.1 of Part 1 of this agreement.

Sanofi shall provide either an opportunity for KaloBios to audit its affiliate [***], or a summary of any internal audit report including responses.

14.11.2 Auditing of Sanofi or Subcontractors by KaloBios

Sanofi shall allow KaloBios to perform one (1) routine cGMP compliance audit every two (2) years.

KaloBios retains the right to conduct “for-cause” audits of Sanofi or its subcontractor at any time (subject subcontractor’s consent) and from time to time to support an ongoing quality investigation of Filled Drug Product and the Finished Product and or to support ongoing batch record review. Sanofi agrees to support KaloBios with such efforts and if required, facilitate an on-site visit at subcontractors (i.e. [***] or [***]) to address any observations from KaloBios.

15. Deviations and Investigations

15.1. Deviations

Sanofi or its subcontractor shall notify KaloBios of any quality related deviations for the Filled Drug Product, as per Section 7.1 of the Sanofi Internal Quality Agreement, including deviations that may impact Filled Drug Product batches previously delivered to KaloBios. KaloBios shall provide technical expertise, as may be requested by Sanofi or its subcontractor, to fully evaluate the extent of impact as a result of the deviation, as well as identification of root cause and recommended corrective actions.

15.2. Investigations

Sanofi or its subcontractor shall investigate any non-conforming test result or out-of-specification result for Filled Drug Product, including, without limitation, any tests included in the Specifications, as well as in-process or stability tests, and shall notify KaloBios of such investigation.

All investigations shall include evaluation of Filled Drug Product impact, root cause assessment and result in corrective or preventative actions, as required. All investigations are to be reviewed and approved by Sanofi’s or its subcontractors Quality unit.

KaloBios shall be provided a copy of the draft investigation report promptly after the conclusion of the investigation, by Sanofi or its subcontractor to allow KaloBios to provide technical expertise and input, as may be required. Sanofi or its subcontractor shall also provide KaloBios with a copy of the final approved report.

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The specific requirements and responsibilities regarding incident investigations for the Product are set forth in Section 7.2 of the Sanofi Internal Quality Agreement.

16. Change Management

16.1. Change Control

Per Section 8 of the Sanofi Internal Quality Agreement, Sanofi or its subcontractor shall evaluate all proposed changes that may have the potential impact to Filled Drug Product or process specific attributes in accordance with cGMP requirements, using their respective approved change management systems.

Sanofi or its subcontractor shall inform KaloBios of any changes with potential impact to the Filled Drug Product or Manufacturing-specific attributes prior to implementation with respect to Manufacture of Filled Drug Product. That is, Sanofi must notify KaloBios at least six (6) months prior to implementation of any significant change to the Manufacture and/or testing of Filled Drug Product. KaloBios agrees to review such change and provide both technical and regulatory feed back. Such changes must be approved by KaloBios prior to implementation by Sanofi or its subcontractor. The following are considered as significant changes:

•	Change of supplier of raw materials

•	Change of quality in raw materials

•	Change of Filled Drug Product Manufacturing

•	Change of equipment and/or premises

•	Change of subcontractor

•	Change of product control techniques

•	Change of product release specifications

•	Change of presentation and/or content information of Certificate of Analysis

16.2. Change with Regulatory Impact

In addition to the provisions above, in the case of any change by Sanofi or its subcontractor that may require submission to a Regulatory Authority or require a Regulatory Approval, Sanofi and KaloBios will work jointly on defining the strategy for notification of the change to the Regulatory Authorities, as applicable.

17. Storage and Distribution

17.1 Storage of the Filled Drug Product

Per Section 10 of the Sanofi Internal Quality Agreement, Sanofi and its subcontractor shall ensure that the Filled Drug Product shall be stored as directed by KaloBios and Sanofi and its subcontractor, as applicable, shall take reasonable care to avoid deterioration, interference, theft, product contamination or mixture with any other materials, while under Sanofi’s or its subcontractor’s control.

Upon Delivery of the Filled Drug Product to KaloBios, KaloBios shall store such Filled Drug Product so as to maintain its integrity and shall conduct an examination to confirm that the cold chain applicable to Filled Drug Product has been maintained and/or to determine if any problems attributable to shipment have occurred.

KaloBios’ Quality unit shall inform Sanofi’s Quality unit of any deviations/non-conformances related to the cold chain maintenance or other major problem with the Filled Drug Product identified upon receipt of Filled Drug Product by KaloBios. Both Parties shall coordinate any investigations into non-conformance or deviations prior to Delivery and determine impact on product, root cause and corrective actions.

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17.2 Shipment of Filled Drug Product

In the event that Sanofi provides Filled Drug Product under this part of this Quality Agreement (i.e. Bulk Substance transferred to [***] for filling), then Sanofi shall be responsible for ensuring adequate shipping procedures for the Bulk Substance are in place and consistent with internal SOP requirements for packing configurations/conditions to ensure integrity of Bulk Substance during shipping from [***] to [***] in accordance with the Specification for shipping applicable to Bulk Substance.

KaloBios is responsible for arranging for shipment of Filled Drug Product from the site of Manufacture and all quality matters related thereto in accordance with the Supply Agreement. The Specification for packaging of Filled Drug Product shall be approved by KaloBios with input from Sanofi to ensure that Sanofi can follow such Specification.

18. Revisions

Whenever a document attached hereto as an appendix or referenced herein is updated, such updated version shall automatically supersede the prior version.

This Amendment is made effective as of March 1, 2012 and is hereby executed by authorized representatives of the Parties.

For and on behalf of KaloBios Pharmaceuticals Inc.	For and on behalf of Sanofi Pasteur S.A.

Name: [***]	Name:

Title: [***]	Title:

Signature: [***]	Signature: /s/ Unknown

Date: April 25, 2012	Date: 05/25/2012

Name: [***]	Name: [***]

Title: [***]	Title: [***]

Signature: [***]	Signature: [***]

Date: 11 June 201	Date: 04 June, 2012

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Appendix 1: Site Addresses

Production Operation	Site Name and Full Address
Manufacturer and Quality Release of Product	[***]
Contract Manufacture of Product	[***]
Quality Control Testing of Product	[***]
Stability Testing of Product	[***]

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Appendix 2: Contact Persons

AREA OF RESPONSIBILITY	Sanofi Pasteur Main Phone: 416-667-2700	KaloBios Main Phone:650-243-3100
Product Release	[***]	[***]

QC Testing	[***]	[***]

Investigations	[***]	[***]

Stability	[***]	[***]

Validation Compliance	[***]	[***]

Manufacturing Operations	[***]	[***]

Capacity Planning and Inventory Control	[***]	[***]

Logistics	[***]	[***]

Compliance Audits	[***]	[***]

Product Complaints	[***]	[***]

Change Management	[***]	[***]

Quality Agreements	[***]	[***]

Regulatory Affairs	[***]	[***]

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Appendix 3: [***] QTA

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Appendix 4: Quality Agreement for Internal Contract Manufacturing

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Appendix 5: [***] Technical Conditions Document

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